Dec 12 09:27 1997      Page 1

                               MERRILL LYNCH & CO

Deal Name: ml7xl1_red_gr                             MORTGAGE BALANCE .....:   $848,482,929
                                                     CLASS NOT. BALANCE ...:   $751,574,263
                                                     PROCEEDS .............:    $37,703,728
                                                     CREDIT SUPPORT(%) ....:           0.0%
                                                     CREDIT SUPPORT($) ....:             $0
                                                     MONTH DEFAULTS BEGIN .:
                                                     MONTH DEFAULTS END ...:
                                                     MONTHS TO RECOVERY ...:              0
                                                     SERVICER ADVANCES ....:          P & I
                                                     LOSS MODE ............:         P only
                                                     SETTLEMENT DATE ......:     12/30/1997

                            CLASS IO - PRICE = 4-30+

     loym_100 = 0% CPR for lockouts/defeasance, yield maintenance, 100% CPR thereafter
     100 CPR = 0% CPR for lockouts/defeasance, 100% CPR thereafter def_farb = default Farb loan in year 3, 5 and 7

--------------------------------------------------------------------------------

                  ---------------------------------------------PREPAYMENTS---------------------------------------------
                              0 CPR                              loym_100                            100 CPR

                  -------     0%/LOANS   -------       -------     0%/LOANS   -------     -------     0%/LOANS   ------
           LS     C.LOSS%    YIELD  WAL    SPRD        C.LOSS%    YIELD  WAL    SPRD      C.LOSS%    YIELD  WAL    SPRD
-----------------------------------------------------------------------------------------------------------------------
0 CDR       0        0.00    8.35   9.4    239           0.00     7.85   9.2    189       0.00       7.70   8.7     175
           25        0.00    8.35   9.4    239           0.0O     7.85   9.2    189       0.00       7.70   8.7     175
           50        0.00    8.35   9.4    239           0.00     7.85   9.2    139       0.00       7.70   8.7     175

                  -------     7%/LOANS   -------       -------     7%/LOANS   -------     -------     7%/LOANS   ------
           LS     C.LOSS%    YIELD  WAL    SPRD        C.LOSS%    YIELD  WAL    SPRD      C.LOSS%    YIELD  WAL    SPRD
-----------------------------------------------------------------------------------------------------------------------
def_farb3   0        0.00    7.43   8.9    147           0.00     6.92   8.7     96       0.00       6.72   8.2      77
           25        1.85    7.13   8.9    118           1.85     6.60   8.7     65       1.85       6.38   8.2      43
           50        3.70    6.83   8.9     88           3.70     6.28   8.7     32       3.70       6.17   8.2      22

                  -------     7%/LOANS   -------       -------     7%/LOANS   -------     -------     7%/LOANS   ------
           LS     C.LOSS%    YIELD  WAL    SPRD        C.LOSS%    YIELD  WAL    SPRD      C.LOSS%    YIELD  WAL    SPRD
-----------------------------------------------------------------------------------------------------------------------
def_farb5   0        0.00    7.76   9.1    180           0.00     7.25   8.8    130       0.00       7.07   8.4     112
           25        1.80    7.51   9.1    155           1.80     6.98   8.8    103       1.80       6.78   8.4      83
           50        3.60    7.25   9.1    130           3.60     6.71   8.8     75       3.60       6.61   8.4      66

                  -------     7%/LOANS   -------       -------     7%/LOANS   -------     -------     7%/LOANS   ------
           LS     C.LOSS%    YIELD  WAL    SPRD        C.LOSS%    YIELD  WAL    SPRD      C.LOSS%    YIELD  WAL    SPRD
-----------------------------------------------------------------------------------------------------------------------
def_farb7   0        0.00    8.03   9.2    207           0.00     7.53   9.0    158       0.00       7.37   8.6     142
           25        1.75    7.82   9.2    186           1.75     7.31   9.0    135       1.75       7.12   8.6     117
           50        3.49    7.61   9.2    165           3.49     7.08   9.0    112       3.49       6.98   8.6     103

                               Tsy Curve
 Tsy       3m     6m  1yr   2yr    3yr   4yr   5yr    7yr   10yr  30yr
 ---       --     --  ---   ---    ---   ---   ---    ---   ----  ----
 Yield   5.32   5.50  5.61  5.83   5.87  5.89  5.92   5.94  5.96  6.15

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 09:00 1997      Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_grmid                         MORTGAGE BALANCE .....:   $848,482,929
                                                     CLASS NOT. BALANCE ...:   $751,574,263
                                                     PROCEEDS .............:    $37,703,728
                                                     CREDIT SUPPORT(%) ....:           0.0%
                                                     CREDIT SUPPORT($) ....:             $0
                                                     MONTH DEFAULTS BEGIN .:
                                                     MONTH DEFAULTS END ...:
                                                     MONTHS TO RECOVERY ...:              0
                                                     SERVICER ADVANCES ....:          P & I
                                                     LOSS MODE ............          P only
                                                     SETTLEMENT DATE ......:     12/30/1997

                            CLASS IO - PRICE = 4-30+

     loym_100 = 0% CPR for lockout/defeasance, yield maintenance, 100% CPR at midpoint of open prepay
     100 CPR = 0% CPR for lockout/defeasance, 100% CPR at midpoint of open prepay
     def_farb = default Farb loan in year 3, 5 and 7

--------------------------------------------------------------------------------

                  ---------------------------------------------PREPAYMENTS---------------------------------------------
                               0 CPR                              loym_100                            100 CPR

                  -------     0%/LOANS    -------      -------    0%/LOANS    -------     -------    0%/LOANS    ------
           LS     C.LOSS%    YIELD  WAL    SPRD        C.LOSS%    YIELD  WAL    SPRD      C.LOSS%    YIELD  WAL    SPRD
-----------------------------------------------------------------------------------------------------------------------
0 CDR       0        0.00    8.35   9.4    239         0.00       8.12   9.3    216       0.00       7.99   8.9     203
           25        0.00    8.35   9.4    239         0.00       8.12   9.3    216       0.00       7.99   8.9     203
           50        0.00    8.35   9.4    239         0.00       8.12   9.3    216       0.00       7.99   8.9     203

                  -------     7%/LOANS   -------       -------     7%/LOANS   -------     -------     7%/LOANS   ------
           LS     C.LOSS%    YIELD  WAL    SPRD        C.LOSS%    YIELD  WAL    SPRD      C.LOSS%    YIELD  WAL    SPRD
-----------------------------------------------------------------------------------------------------------------------
def_farb3   0        0.00    7.43   8.9    147         0.00       7.20   8.8    125       0.00       7.02   8.3     107
           25        1.85    7.13   8.9    118         1.85       6.89   8.8     94       1.85       6.69   8.3      74
           50        3.70    6.83   8.9     88         3.70       6.58   8.8     62       3.70       6.48   8.3      53

                  -------     7%/LOANS   -------       -------     7%/LOANS   -------     -------     7%/LOANS   ------
           LS     C.LOSS%    YIELD  WAL    SPRD        C.LOSS%    YIELD  WAL    SPRD      C.LOSS%    YIELD  WAL    SPRD
-----------------------------------------------------------------------------------------------------------------------
def_farb5   0        0.00    7.76   9.1    180         0.00       7.53   9.0    158       0.00       7.37   8.5     142
           25        1.80    7.51   9.1    155         1.80       7.27   9.0    131       1.80       7.09   8.5     113
           50        3.60    7.25   9.1    130         3.60       7.00   9.0    105       3.60       6.92   8.5      96

                  -------     7%/LOANS   -------       -------     7%/LOANS   -------     -------     7%/LOANS   ------
           LS     C.LOSS%    YIELD  WAL    SPRD        C.LOSS%    YIELD  WAL    SPRD      C.LOSS%    YIELD  WAL    SPRD
-----------------------------------------------------------------------------------------------------------------------
def_farb7  0         0.00    8.03   9.2    207         0.00       7.81   9.1    185       0.00      7.66    8.7     171
           25        1.75    7.82   9.2    186         1.75       7.59   9.1    163       1.75      7.42    8.7     147
           50        3.49    7.61   9.2    165         3.49       7.37   9.1    141       3.49      7.29    8.7     133

                               Tsy Curve
 Tsy       3m     6m    1yr   2yr    3yr   4yr   5yr    7yr   10yr  30yr
 ---       --     --    ---   ---    ---   ---   ---    ---   ----  ----
 Yield     5.32   5.50  5.61  5.83   5.87  5.89  5.92   5.94  5.96  6.15

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997   Page 1

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class A1         Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $142,191,000.00  Current Coupon: 6.5%                          HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         100-07     6.473     4.05
         100-07+    6.469
         100-08     6.465
         100-08+    6.461

         100-09     6.457     4.05
         100-09+    6.454
         100-10     6.450
         100-10+    6.446

         100-11     6.442     4.05
         100-11+    6.438
         100-12     6.434
         100-12+    6.431

         100-13     6.427     4.06
         100-13+    6.423
         100-14     6.419
         100-14+    6.415

         100-15     6.412     4.06
         100-15+    6.408
         100-16     6.404
         100-16+    6.400

         100-17     6.396     4.06
         100-17+    6.393
         100-18     6.389
         100-18+    6.385

         100-19     6.381     4.06
         100-19+    6.377
         100-20     6.373
         100-2O+    6.370

         100-21     6.366     4.06
         100-21+    6.362
         100-22     6.358
         100-22+    6.354

         WAL        5.000

         1st Prin 01/15/98
         Mat.     11/15/04

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 2

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class A1         Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $142,191,000.00  Current Coupon: 6.5%                          HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         100-23     6.351     4.06
         100-23+    6.347
         100-24     6.343
         100-24+    6.339

         100-25     6.335     4.06
         100-25+    6.332
         100-26     6.328
         100-26+    6.324

         100-27     6.320     4.06
         100-27+    6.316
         100-28     6.313
         100-28+    6.309

         100-29     6.305     4.06
         100-29+    6.301
         100-30     6.298
         100-30+    6.294

         100-31     6.290     4.06
         100-31+    6.286
         101-00     6.282
         101-00+    6.279

         101-01     6.275     4.07
         101-01+    6.271
         101-02     6.267
         101-02+    6.263

         101-03     6.260     4.07
         101-03+    6.256
         101-04     6.252
         101-04+    6.248

         101-05     6.245     4.07
         101-05+    6.241
         101-06     6.237
         101-06+    6.233

         WAL        5.000

         1st Prin 01/15/98
         Mat.     11/15/04

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 4

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class A2         Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $117,378,000.00  Current Coupon: 6.53%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         100-06     6.540     5.73
         100-07     6.537
         100-07+    6.535
         100-08     6.532

         100-08+    6.529     5.73
         100-09     6.527
         100-09+    6.524
         100-10     6.521

         100-10+    6.518     5.74
         100-11     6.516
         100-11+    6.513
         100-12     6.510

         100-12+    6.508     5.74
         100-13     6.505
         100-13+    6.502
         100-14     6.500

         100-14+    6.497     5.74
         100-15     6.494
         100-15+    6.491
         100-16     6.489

         100-16+    6.486     5.74
         100-17     6.483
         100-17+    6.481
         100-18     6.478

         100-18+    6.475     5.74
         100-19     6.473
         100-19+    6.470
         100-20     6.467

         100-20+    6.464     5.74
         100-21     6.462
         100-21+    6.459
         100-22     6.456

         WAL        7.500

         1st Prin 11/15/04
         Mat.     06/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997   Page 5

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class A2         Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $117,378,000.00  Current Coupon: 6.53%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         100-22+    6.454     5.74
         100-23     6.451
         100-23+    6.448
         100-24     6.446

         100-24+    6.443     5.74
         100-25     6.440
         100-25+    6.438
         100-26     6.435

         100-26+    6.432     5.74
         100-27     6.430
         100-27+    6.427
         100-28     6.424

         100-28+    6.422     5.74
         100-29     6.419
         100-29+    6.416
         100-30     6.413

         100-30+    6.411     5.74
         100-31     6.408
         100-31+    6.405
         101-00     6.403

         101-00+    6.400     5.75
         101-01     6.397
         101-01+    6.395
         101-02     6.392

         101-02+    6.389     5.75
         101-03     6.387
         101-03+    6.384
         101-04     6.381

         101-04+    6.379     5.75
         101-05     6.376
         101-05+    6.373
         101-06     6.371

         WAL        7.500

         1st Prin 11/15/04
         Mat.     06/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997 Page 7
                                                                     Page 1 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class A3         Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $220,490,334.00  Current Coupon: 6.57%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         100-06     6.596     6.87
         100-06+    6.594
         100-07     6.592
         100-07+    6.590

         100-08     6.587     6.87
         100-08+    6.585
         100-09     6.583
         100-09+    6.581

         100-10     6.578     6.87
         100-10+    6.576
         100-11     6.574
         100-11+    6.572

         100-12     6.569     6.88
         100-12+    6.567
         100-13     6.565
         100-13+    6.563

         100-14     6.560     6.88
         100-14+    6.558
         100-15     6.556
         100-15+    6.554

         100-16     6.551     6.88
         100-16+    6.549
         100-17     6.547
         100-17+    6.545

         100-18     6.542     6.88
         100-18+    6.540
         100-19     6.538
         100-19+    6.536

         100-20     6.533     6.88
         100-20+    6.531
         100-21     6.529
         100-21+    6.527

         WAL        9.539

         1st Prin 06/15/07
         Mat.     10/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 8
                                                                     Page 2 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class A3         Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $220,490,334.00  Current Coupon: 6.57%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         100-22     6.524     6.88
         100-22+    6.522
         100-23     6.520
         100-23+    6.518

         100-24     6.515     6.88
         100-24+    6.513
         100-25     6.511
         100-25+    6.509

         100-26     6.506     6.88
         100-26+    6.504
         100-27     6.502
         100-27+    6.500

         100-28     6.497     6.89
         100-28+    6.495
         100-29     6.493
         100-29+    6.491

         100-30     6.489     6.89
         100-30+    6.486
         100-31     6.484
         100-31+    6.482

         101-00     6.480     6.89
         101-00+    6.477
         101-01     6.475
         101-01+    6.473

         101-02     6.471     6.89
         101-02+    6.468
         101-03     6.466
         101-03+    6.464

         101-04     6.462     6.89
         101-04+    6.459
         101-05     6.457
         101-05+    6.455

         WAL        9.539

         1st Prin 06/15/07
         Mat.     10/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 10
                                                                     Page 1 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class A4         Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $96,908,666.00  Current Coupon: 6.735%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         101-00     6.628     6.19
         101-00+    6.625
         101-01     6.623
         101-01+    6.620

         101-02     6.618     6.19
         101-02+    6.615
         101-03     6.613
         101-03+    6.610

         101-04     6.608     6.19
         101-04+    6.605
         101-05     6.603
         101-05+    6.600

         101-06     6.598     6.19
         101-06+    6.595
         101-07     6.593
         101-07+    6.590

         101-08     6.588     6.19
         101-08+    6.585
         101-09     6.583
         101-09+    6.580

         101-10     6.578     6.20
         101-10+    6.576
         101-11     6.573
         101-11+    6.571

         101-12     6.568     6.20
         101-12+    6.566
         101-13     6.563
         101-13+    6.561

         101-14     6.558     6.20
         101-14+    6.556
         101-15     6.553
         101-15+    6.551

         WAL        8.520

         1st Prin 01/15/98
         Mat.     08/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 11
                                                                     Page 2 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class A4         Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $96,908,666.00  Current Coupon: 6.735%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         101-16     6.548     6.20
         101-16+    6.546
         101-17     6.543
         101-17+    6.541

         101-18     6.538     6.20
         101-18+    6.536
         101-19     6.534
         101-19+    6.531

         101-20     6.529     6.20
         101-20+    6.526
         101-21     6.524
         101-21     6.521

         101-22     6.519     6.20
         101-22+    6.516
         101-23     6.514
         101-23+    6.511

         101-24     6.509     6.21
         101-24+    6.506
         101-25     6.504
         101-25+    6.502

         101-26     6.499     6.21
         101-26+    6.497
         101-27     6.494
         101-27+    6.492

         101-28     6.489     6.21
         101-28+    6.487
         101-29     6.484
         101-29+    6.482

         101-30     6.479     6.21
         101-30+    6.477
         101-31     6.474
         101-31+    6.472

         WAL        8.520

         1st Prin 01/15/98
         Mat.     08/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 13
                                                                     Page 1 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class B          Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $59,394,000.00  Current Coupon: 6.64705%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSAl method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         99-14+     6.757     7.04
         99-15      6.754
         99-15+     6.752
         99-16      6.750

         99-16+     6.748     7.04
         99-17      6.746
         99-17+     6.743
         99-18      6.741

         99-18+     6.739     7.04
         99-19      6.737
         99-19+     6.734
         99-20      6.732

         99-20+     6.730     7.04
         99-21      6.728
         99-21+     6.726
         99-22      6.723

         99-22+     6.721     7.05
         99-23      6.719
         99-23+     6.717
         99-24      6.715

         99-24+     6.712     7.05
         99-25      6.710
         99-25+     6.708
         99-26      6.706

         99-26+     6.703     7.05
         99-27      6.701
         99-27+     6.699
         99-28      6.697

         99-28+     6.695     7.05
         99-29      6.692
         99-29+     6.690
         99-30      6.688

         WAL        9.919

         1st Prin 10/15/07
         Mat.     12/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997  Page 14
                                                                     Page 2 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class B           Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $59,394,000.00  Current Coupon: 6.64705%                        HyperStruct
Last Payment: None                                                                                Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         99-30+     6.686     7.05
         99-31      6.684
         99-31+     6.681
         100-00     6.679

         100-00+    6.677     7.05
         100-01     6.675
         100-01+    6.673
         100-02     6.670

         100-02+    6.668     7.05
         100-03     6.666
         100-03+    6.664
         100-04     6.662

         100-04+    6.659     7.05
         100-05     6.657
         100-05+    6.655
         100-06     6.653

         100-06+    6.651     7.06
         100-07     6.648
         100-07+    6.646
         100-08     6.644

         100-08+    6.642     7.06
         100-09     6.640
         100-09+    6.637
         100-10     6.635

         100-10+    6.633     7.06
         100-11     6.631
         100-11+    6.629
         100-12     6.626

         100-12+    6.624     7.06
         100-13     6.622
         100-13+    6.620
         100-14     6.618

         WAL        9.919

         1st Prin 10/15/07
         Mat.     12/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997     Page 16
                                                                     Page 1 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class C          Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $46,666,000.00  Current Coupon: 6.77705%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         99-15      6.888     7.02
         99-15+     6.885
         99-16      6.883
         99-16+     6.881

         99-17      6.879     7.02
         99-17+     6.876
         99-18      6.874
         99-18+     6.872

         99-19      6.870     7.02
         99-19+     6.868
         99-20      6.865
         99-20+     6.863

         99-21      6.861     7.02
         99-21+     6.859
         99-22      6.856
         99-22+     6.854

         99-23      6.852     7.02
         99-23+     6.850
         99-24      6.848
         99-24+     6.845

         99-25      6.843     7.02
         99-25+     6.841
         99-26      6.839
         99-26+     6.836

         99-27      6.834     7.02
         99-27+     6.832
         99-28      6.830
         99-28+     6.828

         99-29      6.825     7.03
         99-29+     6.823
         99-30      6.821
         99-30+     6.819

         WAL        9.958

         1st Prin 12/15/07
         Mat.     12/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997     Page 17
                                                                     Page 2 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class C          Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $46,666,000.00  Current Coupon: 6.77705%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

          99-31     6.817     7.03
          99-31+    6.814
         100-00     6.812
         100-00+    6.810

         100-01     6.808     7.03
         100-01+    6.805
         100-02     6.803
         100-02+    6.801

         100-03     6.799     7.03
         100-03     6.797
         100-04     6.794
         100-04+    6.792

         100-05     6.790     7.03
         100-05+    6.788
         100-06     6.786
         100-06+    6.783

         100-07     6.781     7.03
         100-07+    6.779
         100-08     6.777
         100-08+    6.775

         100-09     6.772     7.03
         100-09+    6.770
         100-10     6.768
         100-10+    6.766

         100-11     6.764     7.03
         100-11+    6.761
         100-12     6.759
         100-12+    6.757

         100-13     6.755     7.04
         100-13+    6.753
         100-14     6.750
         100-14+    6.748

         WAL        9.958

         1st Prin 12/15/07
         Mat.     12/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 19
                                                                     Page 1 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class D          Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $46,667,000.00  Current Coupon: 7.05705%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         99-14+     7.190     7.20
         99-15      7.188
         99-15+     7.186
         99-16      7.183

         99-16+     7.181     7.20
         99-17      7.179
         99-17+     7.177
         99-18      7.175

         99-18+     7.172     7.20
         99-19      7.170
         99-19+     7.168
         99-20      7.166

         99-20+     7.164     7.21
         99-21      7.162
         99-21+     7.160
         99-22      7.157

         99-22+     7.155     7.21
         99-23      7.153
         99-23+     7.151
         99-24      7.149

         99-24+     7.147     7.21
         99-25      7.144
         99-25+     7.142
         99-26      7.140

         99-26+     7.138     7.21
         99-27      7.136
         99-27+     7.134
         99-28      7.131

         99-28+     7.129     7.21
         99-29      7.127
         99-29+     7.125
         99-30      7.123

         WAL       10.583

         1st Prin 12/15/07
         Mat.     12/15/10

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 20
                                                                     Page 2 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class D          Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $46,667,000.00  Current Coupon: 7.05705%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

          99-30+    7.121     7.21
          99-31     7.118
          99-31+    7.116
         100-00     7.114

         100-00+    7.112     7.21
         100-01     7.110
         100-01+    7.108
         100-02     7.106

         100-02+    7.103     7.22
         100-03     7.101
         100-03+    7.099
         100-04     7.097

         100-04+    7.095     7.22
         100-05     7.093
         100-05+    7.091
         100-06     7.088

         100-06+    7.086     7.22
         100-07     7.084
         100-07+    7.082
         100-08     7.080

         100-08+    7.078     7.22
         100-09     7.075
         100-09+    7.073
         100-10     7.071

         100-10+    7.069     7.22
         100-11     7.067
         100-11+    7.065
         100-12     7.063

         100-12+    7.060     7.22
         100-13     7.058
         100-13+    7.056
         100-14     7.054

         WAL       10.583

         1st Prin 12/15/07
         Mat.     12/15/10

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 22
                                                                     Page 1 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class E          Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $16,969,000.00  Current Coupon: 7.22705%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

         99-15      7.413     8.53
         99-15+     7.411
         99-16      7.409
         99-16+     7.408

         99-17      7.406     8.53
         99-17+     7.404
         99-18      7.402
         99-18+     7.400

         99-19      7.398     8.54
         99-19+     7.397
         99-20      7.395
         99-20+     7.393

         99-21      7.391     8.54
         99-21+     7.389
         99-22      7.387
         99-22+     7.386

         99-23      7.384     8.54
         99-23+     7.382
         99-24      7.380
         99-24+     7.378

         99-25      7.377     8.54
         99-25+     7.375
         99-26      7.373
         99-26+     7.371

         99-27      7.369     8.54
         99-27+     7.367
         99-28      7.366
         99-28+     7.364

         99-29      7.362     8.55
         99-29+     7.360
         99-30      7.358
         99-30+     7.357

         WAL       14.062

         1st Prin 12/15/10
         Mat.     11/15/12

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 15:41 1997    Page 23
                                                                     Page 2 of 3

December 17, 1997 03:40PM           PRICE/YIELD TO MATURITY Table for ML97XL1_PXG_1216 Class E          Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $16,969,000.00  Current Coupon: 7.22705%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
   0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
--------------------------------------------------------------------------------

                                                Scenario Assumption
                    -------------
                      0.00 CPR
                    -------------
         Price      Yield     Dur
         -----      -------------

          99-33     7.355     8.55
          99-31+    7.353
         100-00     7.351
         100-00+    7.349

         100-01     7.347     8.55
         100-01+    7.346
         100-02     7.344
         100-02+    7.342

         100-03     7.340     8.55
         100-03+    7.338
         100-04     7.337
         100-04+    7.335

         100-05     7.333     8.55
         100-05+    7.331
         100-06     7.329
         100-06+    7.327

         100-07     7.326     8.56
         100-07+    7.324
         100-08     7.322
         100-08+    7.320

         100-09     7.318     8.56
         100-09+    7.317
         100-10     7.315
         100-10+    7.313

         100-11     7.311     8.56
         100-11+    7.309
         100-12     7.308
         100-12+    7.306

         100-13     7.304     8.56
         100-13+    7.302
         100-14     7.300
         100-14+    7.299

         WAL       14.062

         1st Prin 12/15/10
         Mat.     11/15/12

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 19:23 1997     Page 1

December 15, 1997 07:19PM           PRICE/YIELD TO MATURITY Table for ML97XL1_RED Class C               Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $46,666,000.00  Current Coupon: 6.97405%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------
def_farb = default Farb loan in 12 months, 12 MTR, 50% Loss Severity def_farbtower = default Farb loan in 12 months, default Tower loan in 24 months,
                12 MTR, 50% Loss Severity

                    -------------       -------------       -------------
                        0 CPR             def_farb          def_farbtower
                    -------------       -------------       -------------
         Price      Yield     Dur       Yield     Dur       Yield     Dur
         -----      -------------       -------------       -------------

          98-00     7.303     6.92      7.323     6.93      7.390     8.62
          98-08     7.266               7.286               7.361
          98-16     7.230               7.250               7.332
          98-24     7.193               7.214               7.302

          99-00     7.157     6.94      7.177     6.95      7.273     8.66
          99-08     7.121               7.141               7.244
          99-16     7.085               7.105               7.216
          99-24     7.049               7.070               7.187

         100-00     7.013     6.96      7.034     6.97      7.158     8.69
         100-08     6.977               6.998               7.130
         100-16     6.942               6.963               7.101
         100-24     6.906               6.927               7.073

         101-00     6.871     6.98      6.892     6.99      7.044     8.72
         101-08     6.836               6.857               7.016
         101-16     6.801               6.822               6.988
         101-24     6.766               6.787               6.960

         102-00     6.731     7.00      6.752     7.01      6.932     8.75

WAL                 9.958               9.991              14.193

1st Prin           12/15/07            12/15/07           10/15/09
Mat.               12/15/07            09/15/03           12/15/12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 19:48 1997    Page 1

December 15, 1997 07:36PM           PRICE/YIELD TO MATURITY Table for ML97XL1_RED Class A1              Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $142,191,000.00  Current Coupon: 6.75%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------
100 CPR = 100% CPR after lockouts/defeasance def_2 = Brookfield, Farb, Newton/McDonald and Ritz default at maturity, 36 MTR,
        75% recovery
def_3 = Brookfield defaults in 2006, Shilo defaults in 2001, 0 MTR, 100% recovery

                    -------------       -------------       -------------       -------------
                        0 CPR              100 CPR             def_2                def_3
                    -------------       -------------       -------------       -------------
         Price      Yield     Dur       Yield     Dur       Yield     Dur       Yield     Dur
         -----      -------------       -------------       -------------       -------------

          98-27     7.069     4.00      7.092     3.63      7.069     4.00      7.173     2.73
          99-03     7.006               7.023               7.006               7.081
          99-11     6.944               6.954               6.944               6.989
          99-19     6.881               6.885               6.881               6.898

          99-27     6.819     4.02      6.816     3.64      6.819     4.02      6.807     2.74
         100-03     6.757               6.748               6.757               6.716
         100-11     6.696               6.680               6.696               6.626
         100-19     6.634               6.612               6.634               6.536

         100-27     6.573     4.03      6.545     3.65      6.573     4.03      6.446     2.75
         101-03     6.512               6.477               6.512               6.357
         101-11     6.451               6.410               6.451               6.268
         101-19     6.390               6.343               6.390               6.179

         101-27     6.330     4.05      6.277     3.67      6.330     4.05      6.091     2.76
         102-03     6.270               6.210               6.270               6.002
         102-11     6.210               6.144               6.210               5.915
         102-19     6.150               6.078               6.150               5.827

         102-27     6.090     4.06      6.012     3.68      6.090     4.06      5.740     2.78

      WAL           5.000               4.454               5.000               3.197

  1st Prin         01/15/98            01/15/98           01/15/98            01/15/98
  Mat.             11/15/04            11/15/04           11/15/04            01/15/04

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 19:48 1997  Page 2

December 15, 1997 07:36PM           PRICE/YIELD TO MATURITY Table for ML97XL1_RED Class A2              Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $117,378,000.00  Current Coupon: 6.75%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------
100 CPR = 100% CPR after lockouts/defeasance def_2 = Brookfield, Farb, Newton/McDonald and Ritz default at maturity, 36 MTR,
        75% recovery
def_3 = Brookfield defaults in 2006, Shilo defaults in 2001, 0 MTR, 100% recovery

                    -------------       -------------       -------------       -------------
                        0 CPR              100 CPR             def_2                def_3
                    -------------       -------------       -------------       -------------
         Price      Yield     Dur       Yield     Dur       Yield     Dur       Yield     Dur
         -----      -------------       -------------       -------------       -------------

          98-19+    7.045     5.66      7.046     5.63      7.045     5.66      7.066     5.13
          98-27+    7.001               7.001               7.001               7.017
          99-03+    6.956               6.957               6.956               6.968
          99-11+    6.912               6.912               6.912               6.919

          99-19+    6.868     5.67      6.868     5.65      6.868     5.67      6.870     5.15
          99-27+    6.824               6.824               6.824               6.822
         100-03+    6.780               6.780               6.780               6.774
         100-11+    6.737               6.736               6.737               6.726

         100-19+    6.693     5.69      6.693     5.66      6.693     5.69      6.678     5.16
         100-27+    6.650               6.649               6.650               6.630
         101-03+    6.607               6.606               6.607               6.582
         101-11+    6.564               6.562               6.564               6.535

         101-19+    6.521     5.70      6.519     5.68      6.521     5.70      6.487     5.17
         101-27+    6.478               6.476               6.478               6.440
         102-03+    6.435               6.433               6.435               6.393
         102-11+    6.392               6.390               6.392               6.346

         102-19+    6.350     5.72      6.348     5.69      6.350     5.72      6.299     5.18

    WAL             7.500               7.451               7.500               6.599

    1st Prin      11/15/04           11/15/04              11/15/04            01/15/04
    Mat.          06/15/07           01/15/07              06/15/07            11/15/04

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 19:46 1997          Page 3

December 15, 1997 07:36PM           PRICE/YIELD TO MATURITY Table for ML97XL1_RED Class A3              Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $220,490,334.00  Current Coupon: 6.75%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------
100 CPR = 100% CPR after lockouts/defeasance def_2 = Brookfield, Farb, Newton/McDonald and Ritz default at maturity, 36 MTR,
        75% recovery
def_3 = Brookfield defaults in 2006, Shilo defaults in 2001, 0 MTR, 100% recovery

                    -------------       -------------       -------------       -------------
                        0 CPR              100 CPR             def_2                def_3
                    -------------       -------------       -------------       -------------
         Price      Yield     Dur       Yield     Dur       Yield     Dur       Yield     Dur
         -----      -------------       -------------       -------------       -------------

          98-10+    7.054     6.78      7.060     6.60      7.051     6.86      7.069     6.31
          98-18+    7.0l7               7.021               7.015               7.029
          98-26+    6.980               6.983               6.978               6.989
          99-02+    6.943               6.945               6.941               6.950

          99-10+    6.906     6.80      6.907     6.62      6.905     6.88      6.910     6.33
          99-18+    6.869               6.870               6.869               6.871
          99-26+    6.832               6.832               6.832               6.831
         100-02+    6.796               6.794               6.796               6.792

         100-10+    6.759     6.82      6.757     6.64      6.760     6.90      6.753     6.35
         100-18+    6.723               6.720               6.725               6.714
         100-26+    6.687               6.683               6.689               6.675
         101-02+    6.651               6.645               6.653               6.636

         101-10+    6.615     6.84      6.609     6.65      6.618     6.92      6.598     6.37
         101-18+    6.579               6.572               6.582               6.559
         101-26+    6.543               6.535               6.547               6.521
         102-02     6.508               6.498               6.512               6.483

         102-10+    6.472     6.85      6.462     6.67      6.477     6.94      6.445     6.38

      WAL           9.539               9.188               9.703               8.676

      1st Prin     06/15/07            01/15/07            06/15/07            11/15/04
      Mat.         10/15/07            08/15/07            09/15/08            08/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

  Dec 15 19:48 1997   Page 4

December 15, 1997  07:36PM          PRICE/YIELD TO MATURITY Table for ML97XL1_RED Class A4              Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $96,908,666.00  Current Coupon: 6.735%                         HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------
100 CPR = 100% CPR after lockouts/defeasance def_2 = Brookfield, Farb, Newton/McDonald and Ritz default at maturity, 36 MTR,
        75% recovery
def_3 = Brookfield defaults in 2006, Shilo defaults in 2001, 0 MTR, 100% recovery

                    -------------       -------------       -------------       -------------
                        0 CPR              100 CPR             def_2                def_3
                    -------------       -------------       -------------       -------------
         Price      Yield     Dur       Yield     Dur       Yield     Dur       Yield     Dur
         -----      -------------       -------------       -------------       -------------

          98-11+    7.055     6.13      124.595   0.03      7.055     6.13      7.055     6.13
          90-19+    7.014               114.909             7.014               7.014
          98-27+    6.973               105.535             6.973               6.973
          99-03     6.932                96.463             6.932               6.932

          99-11+    6.892     6.15      87.682    0.03      6.892     6.15      6.892     6.15
          99-19+    6.851               79.182              6.851               6.851
          99-27+    6.811               70.953              6.811               6.811
         100-03+    6.770               62.986              6.770               6.770

         100-11+    6.730     6.18      55.273    0.03      6.730     6.18      6.730     6.18
         100-19+    6.690               47.804              6.690               6.690
         100-27+    6.650               40.571              6.650               6.650
         101-03+    6.610               33.567              6.610               6.610

         101-11+    6.571     6.20      26.783    0.04      6.571     6.20      6.571     6.20
         101-19+    6.531               20.211              6.531               6.531
         101-27+    6.492               13.846              6.492               6.492
         102-03+    6.452                7.679              6.452               6.452

         102-11+    6.413     6.22      1.705     0.04      6.413     6.22      6.413     6.22

      WAL           8.520               0.042               8.520               8.520

      1st Prin     01/15/98            01/15/98            01/15/98            01/15/98
      Mat.         08/15/07            01/15/98            08/15/07            08/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 19:48 1997  Page 5

December 15, 1997  07:36PM          PRICE/YIELD TO MATURITY Table for ML97XL1_RED Class B               Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $59,394,000.00  Current Coupon: 6.82705%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------
100 CPR = 100% CPR after lockouts/defeasance def_2 = Brookfield, Farb, Newton/McDonald and Ritz default at maturity, 36 MTR,
        75% recovery
def_3 = Brookfield defaults in 2006, Shilo defaults in 2001, 0 MTR, 100% recovery

                    -------------       -------------       -------------       -------------
                        0 CPR              100 CPR             def_2                def_3
                    -------------       -------------       -------------       -------------
         Price      Yield     Dur       Yield     Dur       Yield     Dur       Yield     Dur
         -----      -------------       -------------       -------------       -------------

          98-00     7.151     6.95      7.148     6.87      7.142     7.99      7.078     6.88
          98-08     7.115               7.112               7.110               7.042
          98-16     7.078               7.075               7.079               7.005
          98-24     7.042               7.038               7.047               6.968

          99-00     7.006     6.97      7.002     6.89      7.016     8.02      6.932     6.90
          99-08     6.970               6.965               6.985               6.895
          99-16     6.934               6.929               6.954               6.859
          99-24     6.898               6.893               6.923               6.823

         100-00     6.863     6.99      6.857     6.91      6.892     8.04      6.787     6.92
         100-08     6.827               6.821               6.861               6.751
         100-16     6.792               6.785               6.830               6.715
         100-24     6.757               6.749               6.799               6.680

         101-00     6.721     7.01      6.714     6.93      6.769     8.07      6.644     6.94
         101-08     6.686               6.678               6.738               6.609
         101-16     6.651               6.643               6.708               6.573
         101-24     6.617               6.608               6.678               6.538

         102-00     6.582     7.03      6.573     6.95      6.648     8.10      6.503     6.96

   WAL              9.919               9.756              12.232               9.744

   1st Prin       10/15/07             08/15/07             09/15/08           08/15/07
   Mat.           12/15/07             10/15/07             10/15/10           10/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 19:48 1997     Page 6

December 15, 1997  07:36PM          PRICE/YIELD TO MATURITY Table for ML97XL1_RED Class C               Merrill Lynch & Company
Settlement: December 30, 1997       Current Balance: $46,666,000.00  Current Coupon: 6.97405%                       HyperStruct
Last Payment: None                                                                               Next Payment: January 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------
100 CPR = 100% CPR after lockouts/defeasance def_2 = Brookfield, Farb, Newton/McDonald and Ritz default at maturity, 36 MTR,
        75% recovery
def_3 = Brookfield defaults in 2006, Shilo defaults in 2001, 0 MTR, 100% recovery

                    -------------       -------------       -------------       -------------
                        0 CPR              100 CPR             def_2                def_3
                    -------------       -------------       -------------       -------------
         Price      Yield     Dur       Yield     Dur       Yield     Dur       Yield     Dur
         -----      -------------       -------------       -------------       -------------

          98-00     7.303     6.92      7.300     6.84      7.291     8.17      7.227     6.91
          98-08     7.266               7.263               7.260               7.190
          98-16     7.230               7.226               7.229               7.153
          98-24     7.193               7.189               7.199               7.117

          99-00     7.157     6.94      7.153     6.86      7.168     8.19      7.081     6.93
          99-08     7.121               7.116               7.137               7.044
          99-16     7.085               7.080               7.107               7.008
          99-24     7.049               7.043               7.076               6.972

         100-00     7.013     6.96      7.007     6.88      7.046     8.22      6.937     6.95
         100-08     6.977               6.971               7.016               6.901
         100-16     6.942               6.935               6.986               6.865
         100-24     6.906               6.899               6.956               6.830

         101-00     6.871     6.98      6.864     6.90      6.926     8.25      6.794     6.97
         101-08     6.836               6.828               6.896               6.759
         101-16     6.801               6.792               6.867               6.724
         101-24     6.766               6.757               6.837               6.689

         102-00     6.731     7.00      6.722     6.92      6.807     8.28      6.654     6.99

      WAL           9.958               9.792              12.829               9.906
      1st Prin    12/15/07             10/15/07             10/15/10           10/15/07
      Mat.        12/15/07             10/15/07             12/15/10           12/15/07

--------------------------------------------------------------------------------
Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 21:18 1997    Page 1

December 15, 1997   09:11PM                              Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

            PRICE/YIELD TO MATURITY Table for ML97XL1_ALCM1 Class A1
             Current Balance: $142,191,000.00 Current Coupon: 6.75%
--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

      alcm1 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with current
              DSC and excess amort principal

      alcm2 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with 1.15
              DSC and excess amort principal

                 -------------     ------------
                     alcm1             alcm2
                 -------------     ------------
       Price     Yield     Dur     Yield    Dur
       -----     -------------     ------------

       98-00     7.283    3.99     7.283   3.99
       98-08     7.219             7.219
       98-16     7.156             7.156
       98-24     7.093             7.093

       99-00     7.030    4.00     7.030   4.00
       99-08     6.967             6.967
       99-16     6.905             6.905
       99-24     6.842             6.842

      100-00     6.780    4.02     6.780   4.02
      100-08     6.719             6.719
      100-16     6.657             6.657
      100-24     6.596             6.596

      101-00     6.535    4.03     6.535   4.03
      101-08     6.474             6.474
      101-16     6.413             6.413
      101-24     6.352             6.352

      102-00     6.292    4.05     6.292   4.05

WAL              5.000             5.000

1st Prin      01/15/98          01/15/98
Mat.          11/15/04          11/15/04

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 21:18 1997    Page 2

December 15, 1997   09:11PM                              Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

            PRICE/YIELD TO MATURITY Table for ML97XL1_ALCM1 Class A2
             Current Balance: $117,378,000.00 Current Coupon: 6.75%
--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

      alcm1 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with current
              DSC and excess amort principal

      alcm2 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with 1.15
              DSC and excess amort principal

                 -------------     ------------
                     alcm1             alcm2
                 -------------     ------------
       Price     Yield     Dur     Yield    Dur
       -----     -------------     ------------

       98-19+    7.045    5.66     7.045   5.66
       98-27+    7.001             7.001
       99-03+    6.956             6.956
       99-11+    6.912             6.912

       99-19+    6.868    5.67     6.868   5.67
       99-27+    6.824             6.824
      100-03+    6.780             6.780
      100-11+    6.737             6.737

      100-19+    6.693    5.69     6.693   5.69
      100-27+    6.650             6.650
      101-03+    6.607             6.607
      101-11+    6.564             6.564

      101-19+    6.521    5.70     6.521   5.70
      101-27+    6.478             6.478
      102-03+    6.435             6.435
      102-11+    6.392             6.392

      102-19+    6.350    5.72     6.350   5.72

WAL              7.500             7.500

1st Prin      11/15/04          11/15/04
Mat.          06/15/07          06/15/07

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 21:18 1997    Page 3

December 15, 1997   09:11PM                              Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

            PRICE/YIELD TO MATURITY Table for ML97XL1_ALCM1 Class A3
             Current Balance: $220,490,334.00 Current Coupon: 6.75%
--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

      alcm1 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with current
              DSC and excess amort principal

      alcm2 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with 1.15
              DSC and excess amort principal

                 -------------     ------------
                     alcm1             alcm2
                 -------------     ------------
       Price     Yield     Dur     Yield    Dur
       -----     -------------     ------------

       96-10+    7.052    6.83     7.052   6.83
       98-18+    7.015             7.015
       98-26+    6.979             6.979
       99-02+    6.942             6.942

       99-10+    6.905    6.85     6.905   6.85
       99-18+    6.869             6.869
       99-26+    6.832             6.832
      100-02+    6.796             6.796

      100-10+    6.760    6.87     6.760   6.87
      100-18+    6.724             6.724
      100-26+    6.688             6.688
      101-02+    6.652             6.652

      101-10+    6.617    6.89     6.617   6.89
      101-18+    6.581             6.581
      101-26+    6.546             6.546
      102-02+    6.510             6.510

      102-10+    6.475    6.91     6.475   6.91

WAL              9.645             9.645

1st Prin      06/15/07          06/15/07
Mat.          12/15/07          12/15/07

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 21:18 1997    Page 4

December 15, 1997   09:11PM                              Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

            PRICE/YIELD TO MATURITY Table for ML97XL1_ALCM1 Class A4
             Current Balance: $96,908,666.00 Current Coupon: 6.735%
--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

      alcm1 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with current
              DSC and excess amort principal

      alcm2 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with 1.15
              DSC and excess amort principal

                 -------------     ------------
                     alcm1             alcm2
                 -------------     ------------
       Price     Yield     Dur     Yield    Dur
       -----     -------------     ------------

       98-11+    7.055    6.13     7.055   6.13
       98-19+    7.014             7.014
       98-27+    6.973             6.973
       99-03+    6.932             6.932

       99-11+    6.892    6.15     6.892   6.15
       99-19+    6.851             6.851
       99-27+    6.811             6.811
      100-03+    6.770             6.770

      100-11+    6.730    6.18     6.730   6.18
      100-19+    6.690             6.690
      100-27+    6.650             6.650
      101-03+    6.610             6.610

      101-11+    6.571    6.20     6.571   6.20
      101-19+    6.531             6.531
      101-27+    6.492             6.492
      102-03+    6.452             6.452

      102-11+    6.413    6.22     6.413   6.22

WAL              8.520             8.520

1st Prin      01/15/98          01/15/98
Mat.          08/15/07          08/15/07

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 21:18 1997    Page 5

December 15, 1997   09:11PM                              Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

            PRICE/YIELD TO MATURITY Table for ML97XL1_ALCM1 Class B
            Current Balance: $59,394,000.00 Current Coupon: 6.82705%
--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

      alcm1 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with current
              DSC and excess amort principal

      alcm2 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with 1.15
              DSC and excess amort principal

                 -------------     ------------
                     alcm1             alcm2
                 -------------     ------------
       Price     Yield     Dur     Yield    Dur
       -----     -------------     ------------

       98-00     7.153    7.00     7.153   6.99
       98-08     7.116             7.116
       98-16     7.080             7.080
       96-24     7.044             7.044

       99-00     7.009    7.02     7.008   7.01
       99-08     6.973             6.973
       99-16     6.937             6.937
       99-24     6.902             6.901

      100-00     6.866    7.04     6.866   7.03
      100-08     6.831             6.831
      100-16     6.796             6.796
      100-24     6.761             6.760

      101-00     6.726    7.06     6.725   7.05
      101-08     6.691             6.691
      101-16     6.656             6.656
      101-24     6.622             6.621

      102-00     6.587    7.08     6.587   7.07

WAL             10.013             9.999

1st Prin      12/15/07          12/15/07
Mat.          08/15/08          07/15/08

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 21:18 1997    Page 6

December 15, 1997   09:11PM                              Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

            PRICE/YIELD TO MATURITY Table for ML97XL1_ALCM1 Class C
            Current Balance: $46,666,000.00 Current Coupon: 6.97405%
--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

      alcm1 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with current
              DSC and excess amort principal

      alcm2 = extend Brookfield, Newton/McDonald and Ritz for 5 yrs with 1.15
              DSC and excess amort principal

                 -------------     ------------
                     alcm1             alcm2
                 -------------     ------------
       Price     Yield     Dur     Yield    Dur
       -----     -------------     ------------

       98-00     7.309    7.94     7.308   7.80
       98-08     7.277             7.276
       98-16     7.245             7.243
       98-24     7.213             7.211

       99-00     7.182    7.97     7.179   7.82
       99-08     7.150             7.147
       99-16     7.119             7.115
       99-24     7.088             7.083

      100-00     7.056    7.99     7.052   7.85
      100-08     7.025             7.020
      100-16     6.994             6.988
      100-24     6.964             6.957

      101-00     6.933    8.02     6.926   7.87
      101-08     6.902             6.894
      101-16     6.872             6.863
      101-24     6.841             6.832

      102-00     6.811    8.05     6.801   7.90

WAL             12.291            11.937

1st Prin      08/15/08          07/15/08
Mat.          10/15/11          04/15/11

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 12:07 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red                       MORTGAGE BALANCE......:$848,482,929
                                             CLASS NOT. BALANCE....:$751,574,263
                                             PROCEEDS..............: $37,703,728
                                             CREDIT SUPPORT (%)....:        0.0%
                                             CREDIT SUPPORT ($)....:          $0
                                             MONTH DEFAULTS BEGIN..:           1
                                             MONTH DEFAULTS END....:         360
                                             MONTHS TO RECOVERY....:          12
                                             SERVICER ADVANCES.....:       P & I
                                             LOSS MODE.............:      P only
                                             SETTLEMENT DATE.......:  12/30/1997

                            CLASS IO - PRICE = 4-30+

                  UP 200bps

                  ------------------------- PREPAYMENTS ----------------------------
                                 0 CPR                            100 CPR

                  ------------ 0%/LOANS ---------    ----------- 0%/LOANS ----------
            LS    C.LOSS%   YIELD     WAL    SPRD    C.LOSS%    YIELD    WAL    SPRD
--------------    -------------------------------    -------------------------------
0 CDR        0       0.00     8.35     9.4     39        0.00    7.18     8.7    (77)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      7.32     7.50    7.61     7.83     7.87     7.89     7.92    7.94     7.96     8.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 13:50 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr                    MORTGAGE BALANCE......:$848,482,929
                                             CLASS NOT. BALANCE....:$751,574,263
                                             PROCEEDS..............: $37,703,728
                                             CREDIT SUPPORT (%)....:        0.0%
                                             CREDIT SUPPORT ($)....:          $0
                                             MONTH DEFAULTS BEGIN..:           1
                                             MONTH DEFAULTS END....:         360
                                             MONTHS TO RECOVERY....:           0
                                             SERVICER ADVANCES.....:       P & I
                                             LOSS MODE.............:      P only
                                             SETTLEMENT DATE.......:  12/30/1997

                            CLASS IO - PRICE = 4-30+

                        def_farb5 = Farb loan defaults in 5yrs
                        def_newt5 = Newton loan defaults in 5yrs def_farbnewt5 = Farb and Newton default in 5yrs

                     --------- PREPAYMENTS ---------
                                    0 CPR

                     ------------ 0%/LOANS ---------
               LS    C.LOSS%    YIELD     WAL   SPRD
-----------------    -------------------------------
       0 CDR    0       0.00     8.35     9.4    239
               25       0.00     8.35     9.4    239
               50       0.00     8.35     9.4    239

                     ------------ 7%/LOANS ---------
               LS    C.LOSS%    YIELD     WAL   SPRD
-----------------    -------------------------------
def_farb5       0       0.00     7.76     9.1    180
               25       1.80     7.51     9.1    155
               50       3.60     7.25     9.1    130

                     ----------- 10%/LOANS ---------
               LS    C.LOSS%    YIELD     WAL   SPRD
-----------------    -------------------------------
def_newt5       0       0.00     6.58     8.4     62
               25       2.49     6.48     8.4     52
               50       4.99     6.38     8.4     42

                     ----------- 17%/LOANS ---------
               LS    C.LOSS%    YIELD     WAL   SPRD
-----------------    -------------------------------
def_farbnewt5   0       0.00     5.87     8.1     (7)
               25       4.30     5.68     8.1    (26)
               50       8.59     4.96     8.1    (98)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 09:27 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr                    MORTGAGE BALANCE..... :$848,482,929
                                             CLASS NOT. BALANCE... :$751,574,263
                                             PROCEEDS............. : $37,703,728
                                             CREDIT SUPPORT (%)... :        0.0%
                                             CREDIT SUPPORT ($)... :          $0
                                             MONTH DEFAULTS BEGIN. :
                                             MONTH DEFAULTS END... :
                                             MONTHS TO RECOVERY... :           0
                                             SERVICER ADVANCES.... :       P & I
                                             LOSS MODE............ :      P only
                                             SETTLEMENT DATE...... :  12/30/1997

                            CLASS IO - PRICE = 4-30+

                  loym_100 = 0% CPR for lockouts/defeasance, yield maintenance,
                             100% CPR thereafter
                  100 CPR = 0% CPR for lockouts/defeasance, 100% CPR thereafter def_farb = default Farb loan in year 3, 5 and 7

                  -------------------------------------------- PREPAYMENTS --------------------------------------------
                               0 CPR                             loym_100                           100 CPR

                  ----------- 0%/LOANS ----------     ---------- 0%/LOANS ----------     ---------- 0%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    0 CDR    0       0.00     8.35     9.4    239        0.00    7.85     9.2    189        0.00    7.70     8.7    175
            25       0.00     8.35     9.4    239        0.00    7.85     9.2    189        0.00    7.70     8.7    175
            50       0.00     8.35     9.4    239        0.00    7.85     9.2    189        0.00    7.70     8.7    175

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb3    0       0.00     7.43     8.9    147        0.00    6.92     8.7     96        0.00    6.72     8.2     77
            25       1.85     7.13     8.9    118        1.85    6.60     8.7     65        1.85    6.38     8.2     43
            50       3.70     6.83     8.9     88        3.70    6.28     8.7     32        3.70    6.17     8.2     22

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb5    0       0.00     7.76     9.1    180        0.00    7.25     8.8    130        0.00    7.07     8.4    112
            25       1.80     7.51     9.1    155        1.80    6.98     8.8    103        1.80    6.78     8.4     83
            50       3.60     7.25     9.1    130        3.60    6.71     8.8     75        3.60    6.61     8.4     66

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb7    0       0.00     8.03     9.2    207        0.00    7.53     9.0    158        0.00    7.37     8.6    142
            25       1.75     7.82     9.2    186        1.75    7.31     9.0    135        1.75    7.12     8.6    117
            50       3.49     7.61     9.2    165        3.49    7.08     9.0    112        3.49    6.98     8.6    103

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 09:00 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_grmid                 MORTGAGE BALANCE......:$848,482,929
                                             CLASS NOT. BALANCE....:$751,574,263
                                             PROCEEDS..............: $37,703,728
                                             CREDIT SUPPORT (%)....:        0.0%
                                             CREDIT SUPPORT ($)....:          $0
                                             MONTH DEFAULTS BEGIN..:
                                             MONTH DEFAULTS END....:
                                             MONTHS TO RECOVERY....:           0
                                             SERVICER ADVANCES.....:       P & I
                                             LOSS MODE.............:      P only
                                             SETTLEMENT DATE.......:  12/30/1997

                            CLASS IO - PRICE = 4-30+

                  loym_100 = 0% CPR for lockout/defeasance, yield maintenance,
                             100% CPR at midpoint of open prepay
                  100 CPR  = 0% CPR for lockout/defeasance, 100% CPR at midpoint of open prepay
                  def_farb = default Farb loan in year 3, 5 and 7

                  -------------------------------------------- PREPAYMENTS --------------------------------------------
                               0 CPR                             loym_100                           100 CPR

                  ----------- 0%/LOANS ----------     ---------- 0%/LOANS ----------     ---------- 0%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    0 CDR    0       0.00     8.35     9.4    239        0.00.   8.12     9.3    216        0.00    7.99     8.9    203
            25       0.00     8.35     9.4    239        0.00    8.12     9.3    216        0.00    7.99     8.9    203
            50       0.00     8.35     9.4    239        0.00    8.12     9.3    216        0.00    7.99     8.9    203

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb3    0       0.00     7.43     8.9    147        0.00    7.20     8.8    125        0.00    7.02     8.3    107
            25       1.85     7.13     8.9    118        1.85    6.89     8.8     94        1.85    6.69     8.3     74
            50       3.70     6.83     8.9     88        3.70    6.58     8.8     62        3.70    6.48     8.3     53

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb5    0       0.00     7.76     9.1    180        0.00    7.53     9.0    158        0.00    7.37     8.5    142
            25       1.80     7.51     9.1    155        1.80    7.27     9.0    131        1.80    7.09     8.5    113
            50       3.60     7.25     9.1    130        3.60    7.00     9.0    105        3.60    6.92     8.5     96

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb7    0       0.00     8.03     9.2    207        0.00    7.81     9.1    185        0.00    7.66     8.7    171
            25       1.75     7.82     9.2    186        1.75    7.59     9.1    163        1.75    7.42     8.7    147
            50       3.49     7.61     9.2    165        3.49    7.37     9.1    141        3.49    7.29     8.7    133

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 14:53 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr                    MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $37,703,728
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:            1
                                             MONTH DEFAULTS END...:          360
                                             MONTHS TO RECOVERY...:            0
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                            CLASS IO - PRICE = 4-30+

            UP 200BPS

                    -------------------------- PREPAYMENTS ---------------------------
                                 0 CPR                             100 CPR

                    ----------- 0%/LOANS ----------     ---------- 0%/LOANS ----------
              LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
----------------    -------------------------------     ------------------------------
    0 CDR      0       0.00     8.35     9.4     39        0.00    7.18     8.7    (76)
              25       0.00     8.35     9.4     39        0.00    7.18     8.7    (76)
              50       0.00     8.35     9.4     39        0.00    7.18     8.7    (76)

                    ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
              LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
----------------    -------------------------------     ------------------------------
def_farb5      0       0.00     7.76     9.1    (19)       0.00    6.52     8.4   (142)
              25       1.80     7.51     9.1    (44)       1.80    6.44     8.4   (150)
              50       3.60     7.25     9.1    (69)       3.60    6.33     8.4   (161)

                    ---------- 10%/LOANS ----------     --------- 10%/LOANS ----------
              LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
----------------    -------------------------------     ------------------------------
def_newt5      0       0.00     6.58     8.4   (137)       0.00    4.63     7.7   (331)
              25       2.49     6.48     8.4   (147)       2.49    4.51     7.7   (343)
              50       4.99     6.38     8.4   (157)       4.99    4.38     7.7   (356)

                    ---------- 17%/LOANS ----------     --------- 17%/LOANS ----------
              LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
----------------    -------------------------------     ------------------------------
def_farbnewt5  0       0.00     5.87     8.1   (207)       0.00    3.77     7.4   (417)
              25       4.30     5.68     8.1   (226)       4.30    3.52     7.4   (441)
              50       8.59     4.96     8.1   (298)       8.59    3.09     7.4   (485)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      7.32     7.50    7.61     7.83     7.87     7.89     7.92    7.94     7.96     8.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 09:55 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_pxg_1216                  MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $45,676,883
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:           24
                                             MONTH DEFAULTS END...:          360
                                             MONTHS TO RECOVERY...:           12
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                             CLASS IO - PRICE = 6-00

                 0% CPR for lockouts, yield maintenance then at indicated CPR

                  -------------------------------------------- PREPAYMENTS --------------------------------------------
                               0 CPR                             loym_20                            loym_100

                  ----------- 0%/LOANS ----------     ---------- 0%/LOANS ----------     ---------- 0%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    0 CDR    0       0.00     8.16     9.4    239        0.00    8.09     9.4    232        0.00    7.61     9.2    184
            35       0.00     8.16     9.4    239        0.00    8.09     9.4    232        0.00    7.61     9.2    184

                  ---------- 12%/LOANS ----------     --------- 12%/LOANS ----------     --------- 12%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    2 CDR    0       0.00     7.18     8.9    142        0.00    7.12     8.9    135        0.00    6.66     8.7     89
            35       4.37     6.86     8.9    109        4.37    6.79     8.9    103        4.34    6.30     8.7     54

                  ---------- 23%/LOANS ----------     --------- 23%/LOANS ----------     --------- 23%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    4 CDR    0       0.00     6.13     8.5     37        0.00    6.06     8.4     30        0.00    5.62     8.3    (13)
            35       8.16     5.51     8.5    (24)       8.16    5.44     8.4    (31)       8.11    4.94     8.3    (81)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.20     5.40    5.46     5.67     5.69     5.71     5.74    5.75     5.77     5.96

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 10:03 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_pxg_1216                  MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $45,676,883
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:           24
                                             MONTH DEFAULTS END...:          360
                                             MONTHS TO RECOVERY...:           12
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                             CLASS IO - PRICE = 6-00

                 0% CPR for lockouts, then at indicated CPR

                  -------------------------------------------- PREPAYMENTS --------------------------------------------
                               0 CPR                             20 CPR                             100 CPR

                  ----------- 0%/LOANS ----------     ---------- 0%/LOANS ----------     ---------- 0%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    0 CDR    0       0.00     8.16     9.4    239        0.00    8.07     9.2    231        0.00    7.51     8.7    175
            35       0.00     8.16     9.4    239        0.00    8.07     9.2    231        0.00    7.51     8.7    175

                  ---------- 12%/LOANS ----------     --------- 11%/LOANS ----------     --------- 11%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    2 CDR    0       0.00     7.18     8.9    142        0.00    7.09     8.7    133        0.00    6.58     8.3     82
            35       4.37     6.86     8.9    109        3.98    6.82     8.7    106        3.68    6.24     8.3     48

                  ---------- 23%/LOANS ----------     --------- 21%/LOANS ----------     --------- 20%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
   4 CDR     0       0.00     6.13     8.5     37        0.00    6.11     8.3     35        0.00    5.71     8.0     (4)
            35       8.16     5.51     8.5    (24)       7.45    5.53     8.3    (22)       6.90    5.08     8.0    (67)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.20     5.40    5.46     5.67     5.69     5.71     5.74    5.75     5.77     5.96

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 10:09 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_pxg_1216                  MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $45,676,883
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:           24
                                             MONTH DEFAULTS END...:          360
                                             MONTHS TO RECOVERY...:           12
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                             CLASS IO - PRICE = 6-00

                 0% CPR for lockouts, then at indicated CPR

                 *** TSY UP 300BPS

                  -------------------------------------------- PREPAYMENTS --------------------------------------------
                               0 CPR                             20 CPR                             100 CPR

                  ----------- 0%/LOANS ----------     ---------- 0%/LOANS ----------     ---------- 0%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    0 CDR    0       0.00     8.16     9.4    (60)       0.00    7.78     9.2    (98)       0.00    6.73     8.7   (203)
            35       0.00     8.16     9.4    (60)       0.00    7.78     9.2    (98)       0.00    6.73     8.7   (203)

                  ---------- 12%/LOANS ----------     --------- 11%/LOANS ----------     --------- 11%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    2 CPR    0       0.00     7.18     8.9   (157)       0.00    6.76     8.7   (200)       0.00    5.69     8.3   (306)
            35       4.37     6.86     8.9   (190)       3.98    6.57     8.7   (218)       3.68    5.66     8.3   (309)

                  ---------- 23%/LOANS ----------     --------- 21%/LOANS ----------     --------- 20%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    4 CDR    0       0.00     6.13     8.5   (262)       0.00    5.70     8.3   (305)       0.00    4.66     8.0   (409)
            35       8.16     5.51     8.5   (324)       7.45    5.28     8.3   (347)       6.90    4.53     8.0   (422)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      8.20     8.40    8.46     8.67     8.69     8.71     8.74    8.75     8.77     8.96

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 20:13 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red                       MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $37,703,728
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:            1
                                             MONTH DEFAULTS END...:          360
                                             MONTHS TO RECOVERY...:            0
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                            CLASS IO - PRICE = 4-30+


                  --------- PREPAYMENTS ---------
                                0 CPR

                  ------------ 5%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_mz1       10       0.49     7.39     8.9    143
            30       1.48     7.21     8.9    125
            50       2.47     7.02     8.9    106

                  ------------ 5%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_mz2       10       0.53     7.32     8.9    136
            30       1.60     7.11     8.9    115
            50       2.66     6.91     8.9     95

                  ------------ 7%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_mz3       10       0.74     6.98     8.7    102
            30       2.23     6.69     8.7     74
            50       3.71     6.40     8.7     44

                  ----------- 11%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_newt      10       1.05     4.72     7.8   (122)
            30       3.16     4.52     7.8   (142)
            50       5.27     4.32     7.8   (162)

                  ----------- 10%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_shilo     10       1.01     2.46     8.0   (349)
            30       3.03     2.25     8.0   (369)
            50       5.05     1.79     8.0   (415)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 20:10 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red                       MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $37,703,728
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:            1
                                             MONTH DEFAULTS END...:          360
                                             MONTHS TO RECOVERY...:            0
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                            CLASS IO - PRICE = 4-30+


                  --------- PREPAYMENTS ---------
                                0 CPR

                  ------------ 5%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_acc1      10       0.52     7.22     9.1    126
            30       1.57     7.02     9.1    106
            50       2.62     6.82     9.1     86

                  ------------ 2%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_acc2      10       0.25     7.62     9.2    166
            30       0.74     7.53     9.2    157
            50       1.23     7.44     9.2    148

                  ------------ 7%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_brk       10       0.70     5.85     8.7    (10)
            30       2.11     5.56     8.7    (38)
            50       3.52     5.27     8.7    (68)

                  ------------ 8%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_farb      10       0.76     6.68     8.7     72
            30       2.29     6.38     8.7     42
            50       3.82     6.07     8.7     11

                  ----------- 15%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
d_mill      10       1.53     3.57     7.9   (237)
            30       4.58     2.87     7.9   (307)
            50       7.63     2.19     7.9   (375)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 20:14 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red                       MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $37,703,728
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:            1
                                             MONTH DEFAULTS END...:          360
                                             MONTHS TO RECOVERY...:            0
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                            CLASS IO - PRICE = 4-30+


                  --------- PREPAYMENTS ---------
                                0 CPR

                  ----------- 13%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
  d_tow     10       1.26     7.43     8.5    147
            30       3.78     6.95     8.5     99
            50       6.31     6.48     8.5     53

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 20:18 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red                       MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $37,703,728
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:            1
                                             MONTH DEFAULTS END...:          360
                                             MONTHS TO RECOVERY...:            0
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                            CLASS IO - PRICE = 4-30+


                  --------- PREPAYMENTS ---------
                                0 CPR

                  ----------- 15%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
  d_mill    65       9.92     1.51     7.9   (443)
            90      13.74     1.19     7.9   (475)

                  ----------- 10%/LOANS ---------
            LS    C.LOSS%    YIELD     WAL   SPRD
--------------    -------------------------------
  d_shilo   65       6.57     1.42     8.0   (452)
            90       9.09     0.78     8.0   (516)

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 09:27 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr                    MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $37,703,728
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:
                                             MONTH DEFAULTS END...:
                                             MONTHS TO RECOVERY...:            0
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                            CLASS IO - PRICE = 4-30+

                  loym_100 = 0% CPR for lockout/defeasance, yield maintenance,
                             100% CPR thereafter
                  100 CPR = 0% CPR for lockout/defeasance, 100% CPR thereafter def_farb = default Farb loan in year 3, 5 and 7

                  -------------------------------------------- PREPAYMENTS --------------------------------------------
                               0 CPR                             loym_100                           100 CPR

                  ----------- 0%/LOANS ----------     ---------- 0%/LOANS ----------     ---------- 0%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    0 CDR    0       0.00     8.35     9.4    239        0.00    7.85     9.2    189        0.00    7.70     8.7    175
            25       0.00     8.35     9.4    239        0.00    7.85     9.2    189        0.00    7.70     8.7    175
            50       0.00     8.35     9.4    239        0.00    7.85     9.2    189        0.00    7.70     8.7    175

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb3    0       0.00     7.43     8.9    147        0.00    6.92     8.7     96        0.00    6.72     8.2     77
            25       1.85     7.13     8.9    118        1.85    6.60     8.7     65        1.85    6.38     8.2     43
            50       3.70     6.83     8.9     88        3.70    6.28     8.7     32        3.70    6.17     8.2     22

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def-farb5    0       0.00     7.76     9.1    180        0.00    7.25     8.8    130        0.00    7.07     8.4    112
            25       1.80     7.51     9.1    155        1.80    6.98     8.8    103        1.80    6.78     8.4     83
            50       3.60     7.25     9.1    130        3.60    6.71     8.8     75        3.60    6.61     8.4     66

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb7    0       0.00     8.03     9.2    207        0.00    7.53     9.0    158        0.00    7.37     8.6    142
            25       1.75     7.82     9.2    186        1.75    7.31     9.0    135        1.75    7.12     8.6    117
            50       3.49     7.61     9.2    165        3.49    7.08     9.0    112        3.49    6.98     8.6    103

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 09:00 1997    Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_grmid                 MORTGAGE BALANCE.....: $848,482,929
                                             CLASS NOT. BALANCE...: $751,574,263
                                             PROCEEDS.............:  $37,703,728
                                             CREDIT SUPPORT (%)...:         0.0%
                                             CREDIT SUPPORT ($)...:           $0
                                             MONTH DEFAULTS BEGIN.:
                                             MONTH DEFAULTS END...:
                                             MONTHS TO RECOVERY...:            0
                                             SERVICER ADVANCES....:        P & I
                                             LOSS MODE............:       P only
                                             SETTLEMENT DATE......:   12/30/1997

                            CLASS IO - PRICE = 4-30+

                  loym_100 = 0% CPR for lockout/defeasance, yield maintenance,
                             100% CPR at midpoint of open prepay
                  100 CPR  = 0% CPR for lockout/defeasance, 100% CPR at midpoint of open prepay
                  def_farb = default Farb loan in year 3, 5 and 7

                  -------------------------------------------- PREPAYMENTS --------------------------------------------
                               0 CPR                             loym_100                           100 CPR

                  ----------- 0%/LOANS ----------     ---------- 0%/LOANS ----------     ---------- 0%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
    0 CDR    0       0.00     8.35     9.4    239        0.00    8.12     9.3    216        0.00    7.99     8.9    203
            25       0.00     8.35     9.4    233        0.00    8.12     9.3    216        0.00    7.99     8.9    203
            50       0.00     8.35     9.4    239        0.00    8.12     9.3    216        0.00    7.99     8.9    203

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb3    0       0.00     7.43     8.9    147        0.00    7.20     8.8    125        0.00    7.02     8.3    107
            25       1.85     7.13     8.9    118        1.85    6.89     8.8     94        1.85    6.69     8.3     74
            50       3.70     6.83     8.9     88        3.70    6.58     8.8     62        3.70    6.48     8.3     53

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb5    0       0.00     7.76     9.1    180        0.00    7.53     9.0    158        0.00    7.37     8.5    142
            25       1.80     7.51     9.1    155        1.80    7.27     9.0    131        1.80    7.09     8.5    113
            50       3.60     7.25     9.1    130        3.60    7.00     9.0    105        3.60    6.92     8.5     96

                  ----------- 7%/LOANS ----------     ---------- 7%/LOANS ----------     ---------- 7%/LOANS ----------
            LS    C.LOSS%    YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD     C.LOSS%   YIELD     WAL   SPRD
--------------    -------------------------------     ------------------------------     ------------------------------
def_farb7    0       0.00     8.03     9.2    207        0.00    7.81     9.1    185        0.00    7.66     8.7    171
            25       1.75     7.82     9.2    186        1.75    7.59     9.1    163        1.75    7.42     8.7    147
            50       3.49     7.61     9.2    165        3.49    7.37     9.1    141        3.49    7.29     8.7    133

                                                      Tsy Curve
               Tsy          3m       6m     1yr      2yr      3yr      4yr      5yr     7yr     10yr     30yr
               ---          --       --     ---      ---      ---      ---      ---     ---     ----     ----
               Yield      5.32     5.50    5.61     5.83     5.87     5.89     5.92    5.94     5.96     6.15

--------------------------------------------------------------------------------

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 11:14 1997   Page 1

December 12, 1997  11:04AM                               Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

               PRICE/YIELD TO MATURITY Table for ML97XL1 Class A1
             Current Balance: $142,191,000.00 Current Coupon: 6.75%

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                    metlife1              metlife2                 metlife3
               ----------------        -----------------        ----------------
 Price         Yield        Dur        Yield         Dur        Yield        Dur
-------        ----------------        -----------------        ----------------
100-00         6.782       4.12        6.780        3.97        6.780       4.02
100-04         6.752                   6.748                    6.750
100-08         6.722                   6.717                    6.719
100-12         6.692                   6.686                    6.688

100-16         6.662       4.13        6.655        3.98        6.657       4.03
100-20         6.632                   6.624                    6.626
100-24         6.602                   6.593                    6.596
100-28         6.572                   6.562                    6.565

101-00         6.542       4.14        6.531        3.99        6.535       4.03
101-04         6.513                   6.500                    6.504
101-08         6.483                   6.469                    6.474
101-12         6.453                   6.439                    6.443

101-16         6.424       4.14        6.408        3.99        6.413       4.04
101-20         6.394                   6.377                    6.383
101-24         6.365                   6.347                    6.352
101-28         6.335                   6.316                    6.322

102-00         6.306       4.15        6.286        4.00        6.292       4.05
WAL            5.171                   4.924                    5.000

1st Prin      01/15/98                01/15/98                 01/15/98
Mat.          05/15/06                03/15/05                 11/15/04

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 11:14 1997   Page 2

December 12, 1997  11:04AM                               Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

               PRICE/YIELD TO MATURITY Table for ML97XL1 Class A2
             Current Balance: $117,378,000.00 Current Coupon: 6.75%

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                    metlife1              metlife2                 metlife3
               ----------------        -----------------        ----------------
 Price         Yield        Dur        Yield         Dur        Yield        Dur
-------        ----------------        -----------------        ----------------
100-00         6.805       6.39        6.806        6.61        6.799       5.59
100-04         6.785                   6.787                    6.777
100-08         6.766                   6.768                    6.754
100-12         6.746                   6.750                    6.732

100-16         6.727       6.40        6.731        6.62        6.710       5.60
100-20         6.708                   6.712                    6.688
100-24         6.688                   6.694                    6.666
100-28         6.669                   6.675                    6.644

101-00         6.650       6.41        6.656        6.63        6.622       5.60
101-04         6.631                   6.638                    6.600
101-08         6.612                   6.619                    6.578
101-12         6.592                   6.601                    6.556

101-16         6.573       6.42        6.582        6.64        6.534       5.61
101-20         6.554                   6.564                    6.513
101-24         6.535                   6.546                    6.491
101-28         6.516                   6.527                    6.469

102-00         6.497       6.42        6.509        6.65        6.447       5.62
WAL            8.736                   9.161                    7.329

1st Prin      05/15/06                03/15/05                 11/15/04
Mat.          11/15/06                06/15/07                 05/15/06

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 11:14 1997   Page 3

December 12, 1997  11:04AM                               Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

               PRICE/YIELD TO MATURITY Table for ML97XL1 Class A3
             Current Balance: $220,490,334.00 Current Coupon: 6.75%

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                    metlife1              metlife2                 metlife3
               ----------------        -----------------        ----------------
 Price         Yield        Dur        Yield         Dur        Yield        Dur
-------        ----------------        -----------------        ----------------
100-00         6.807       6.82        6.809        7.10        6.807       6.77
100-04         6.789                   6.791                    6.789
100-08         6.771                   6.774                    6.770
100-12         6.753                   6.756                    6.752

100-16         6.735       6.83        6.739        7.11        6.734       6.77
100-20         6.717                   6.722                    6.715
100-24         6.698                   6.704                    6.697
100-28         6.680                   6.687                    6.679

101-00         6.662       6.84        6.670        7.12        6.661       6.78
101-04         6.644                   6.652                    6.643
101-08         6.627                   6.635                    6.625
101-12         6.609                   6.618                    6.607

101-16         6.591       6.85        6.601        7.13        6.588       6.79
101-20         6.573                   6.583                    6.570
101-24         6.555                   6.566                    6.552
101-28         6.537                   6.549                    6.535

102-00         6.519       6.86        6.532        7.14        6.517       6.80
WAL            9.567                  10.136                    9.456

1st Prin      11/15/06                06/15/07                 05/15/06
Mat.          12/15/07                06/15/10                 12/15/07

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 11:14 1997   Page 4

December 12, 1997  11:04AM                               Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

               PRICE/YIELD TO MATURITY Table for ML97XL1 Class A4
             Current Balance: $98,908,666.00 Current Coupon: 6.735%

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                    metlife1              metlife2                 metlife3
               ----------------        -----------------        ----------------
 Price         Yield        Dur        Yield         Dur        Yield        Dur
-------        ----------------        -----------------        ----------------
 99-00         6.950       6.15        6.950        6.15        6.950       6.15
 99-04         6.930                   6.930                    6.930
 99-08         6.909                   6.909                    6.909
 99-12         6.889                   6.889                    6.889

 99-16         6.869       6.16        6.869        6.16        6.869       6.16
 99-20         6.848                   6.848                    6.848
 99-24         6.828                   6.828                    6.828
 99-28         6.808                   6.808                    6.808

100-00         6.788       6.17        6.788        6.17        6.788       6.17
100-04         6.768                   6.768                    6.768
100-08         6.748                   6.748                    6.748
100-12         6.728                   6.728                    6.728

100-16         6.707       6.18        6.707        6.18        6.707       6.18
100-20         6.687                   6.687                    6.687
100-24         6.667                   6.667                    6.667
100-28         6.648                   6.648                    6.648

102-00         6.628       6.19        6.628        6.19        6.628       6.19
WAL            8.520                   8.520                    8.520

1st Prin      01/15/98                01/15/98                 01/15/98
Mat.          08/15/07                08/15/07                 08/15/07

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 11:14 1997   Page 5

December 12, 1997  11:04AM                               Merrill Lynch & Company
Settlement: December 30, 1997                                        HyperStruct
Last Payment: None                                Next Payment: January 15, 1998

               PRICE/YIELD TO MATURITY Table for ML97XL1 Class B
            Current Balance: $59,394,000.00 Current Coupon: 6.82705%

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                    metlife1              metlife2                 metlife3
               ----------------        -----------------        ----------------
 Price         Yield        Dur        Yield         Dur        Yield        Dur
-------        ----------------        -----------------        ----------------
 99-00         6.989       6.99        6.989        8.19        7.013       6.99
 99-04         6.971                   6.974                    6.995
 99-08         6.953                   6.959                    6.977
 99-12         6.935                   6.944                    6.959

 99-16         6.917       7.00        9.928        8.21        6.941       7.00
 99-20         6.899                   6.913                    6.923
 99-24         6.881                   6.898                    6.905
 99-28         6.864                   6.883                    6.888

100-00         6.846       7.01        6.868        8.22        6.870       7.01
100-04         6.828                   6.853                    6.852
100-08         6.811                   6.838                    6.834
100-12         6.793                   6.822                    6.817

100-16         6.775       7.02        6.807        8.24        6.799       7.02
100-20         6.758                   6.792                    6.782
100-24         6.740                   6.777                    6.764
100-28         6.723                   6.762                    6.746

102-00         6.705       7.03        6.748        8.25        6.729       7.03
WAL            9.960                  12.638                    9.958

1st Prin      12/15/07                06/15/10                 12/15/07
Mat.          02/15/08                12/15/10                 12/15/07

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 11:14 1997 Page 6

                                PRICE/YIELD TO MATURITY          Merrill Lynch &
                               Table for ML97XL1 Class C                 Company
December 12, 1997  11:04AM     Current Balance:                      HyperStruct
Settlement: December 30, 1997   $46,666,000.00             Next Payment: January
Last Payment: None             Current Coupon: 6.97405%                 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                 --------------      ---------------    ----------------
                    metlife1             metlife2           metlife3
                 --------------      ---------------    ----------------
      Price      Yield      Dur      Yield       Dur    Yield        Dur
     ------      --------------      ---------------    ----------------

      99-00      7.165     7.57      7.141      8.25    7.181       7.40
      99-04      7.148               7.125              7.164
      99-08      7.132               7.110              7.147
      99-12      7.115               7.095              7.130

      99-16      7.099     7.58      7.080      8.27    7.113       7.41
      99-20      7.082               7.065              7.096
      99-24      7.066               7.050              7.079
      99-28      7.049               7.035              7.063

     100-00      7.033     7.60      7.020      8.28    7.046       7.42
     100-04      7.017               7.005              7.029
     100-08      7.000               6.990              7.012
     100-12      6.984               6.975              6.996

     100-16      6.968     7.61      6.960      8.29    6.979       7.43
     100-20      6.952               6.945              6.962
     100-24      6.935               6.930              6.946
     100-28      6.919               6.915              6.929

     101-00      6.903     7.62      6.900      8.31    6.913       7.44

WAL             11.326              12.958             10.949

1st Prin       02/15/08            12/15/10           12/15/07
Mat.           06/15/09            12/15/10           06/15/09

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12  11:14  1997   Page 7

                                PRICE/YIELD TO MATURITY          Merrill Lynch &
                               Table for ML97XL1 Class D                 Company
December 12, 1997  11:04AM     Current Balance:                      HyperStruct
Settlement: December 30, 1997   $46,667,000.00             Next Payment: January
Last Payment: None             Current Coupon: 7.20805%                 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                 --------------      ---------------    ----------------
                    metlife1             metlife2           metlife3
                 --------------      ---------------    ----------------
      Price      Yield      Dur      Yield       Dur    Yield        Dur
     ------      --------------      ---------------    ----------------

      99-00      7.426     8.18      7.398      8.76    7.437       7.82
      99-04      7.411               7.384              7.421
      99-08      7.395               7.370              7.405
      99-12      7.380               7.355              7.389

      99-16      7.365     8.19      7.341      8.77    7.373       7.83
      99-20      7.350               7.327              7.357
      99-24      7.334               7.313              7.341
      99-28      7.319               7.298              7.326

     100-00      7.304     8.21      7.284      8.79    7.310       7.85
     100-04      7.289               7.270              7.294
     100-08      7.274               7.256              7.278
     100-12      7.259               7.242              7.262

     100-16      7.244     8.22      7.228      8.81    7.247       7.86
     100-20      7.229               7.214              7.231
     100-24      7.214               7.200              7.215
     100-28      7.199               7.186              7.199

     101-00      7.184     8.24      7.172      8.83    7.184       7.88

WAL             13.151              14.765             12.199

1st Prin       06/15/09            12/15/10           06/15/09
Mat.           11/15/13            04/15/15           07/15/12

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12  11:14  1997   Page 8

                                PRICE/YIELD TO MATURITY          Merrill Lynch &
                               Table for ML97XL1 Class E                 Company
December 12, 1997  11:04AM     Current Balance:                      HyperStruct
Settlement: December 30, 1997   $16,969,000.00             Next Payment: January
Last Payment: None             Current Coupon: 7.37405%                 15, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                 --------------      ---------------    ----------------
                    metlife1             metlife2           metlife3
                 --------------      ---------------    ----------------
      Price      Yield      Dur      Yield       Dur    Yield        Dur
     ------      --------------      ---------------    ----------------

      99-00      7.620     9.24      7.586      9.56    7.633       8.91
      99-04      7.607               7.573              7.619
      99-08      7.593               7.560              7.605
      99-12      7.580               7.547              7.591

      99-16      7.566     9.26      7.534      9.59    7.577       8.92
      99-20      7.553               7.521              7.563
      99-24      7.539               7.508              7.549
      99-28      7.526               7.495              7.535

     100-00      7.512     9.28      7.482      9.61    7.521       8.94
     100-04      7.499               7.469              7.507
     100-08      7.486               7.456              7.494
     100-12      7.472               7.443              7.480

     100-16      7.459     9.30      7.430      9.63    7.466       8.96
     100-20      7.446               7.417              7.452
     100-24      7.432               7.404              7.438
     100-28      7.419               7.392              7.425

     101-00      7.406     9.32      7.379      9.65    7.411       8.98

WAL             16.620              17.783             15.519

1st Prin       11/15/13            04/15/15           07/15/12
Mat.           11/15/14            12/15/15           06/15/14

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

                                     EXHIBIT
            Commercial Mortgage Acceptance Corp. Commercial Mortgage
                   Pass-Through Certificates, Series 1997-ML I
                             Stress Test Parameters

----------------------  ---------------------------------------  ---------------------------------------
                                    Expected Case (2)                          Worst Case (3)
----------------------  ---------------------------------------  ---------------------------------------
                                       Default/                                 Default/
        Loan             Perform(1)      Loss        Extend       Perform(1)      Loss         Extend
----------------------  ---------------------------------------  ---------------------------------------
   Franklin Mills       $129,493,575                             $129,493,575

   Tower 45 / One                                  $107,000,000                             $107,000,000
   Orlando Center

    Copley Place        $ 96,908,666                             $ 96,908,666

   Newton Oldacre                                  $ 89,431,863                             $ 89,431,863
      McDonald

     Shilo Inns         $ 85,732,819                             $ 85,732,819

  Farb Investments                    $64,781,452                              $64,781,452

    Four Seasons        $ 63,000,000                                                        $ 63,000,000
      Biltmore

   Dain Bosworth /                                 $ 59,754,386                             $ 59,754,386
  Gaviidae I and II

 Four Seasons Austin    $ 45,150,000                                                        $ 45,150,000

        AACI            $ 44,440,152                             $ 44,440,152

Ritz Carlton St. Louis  $ 41,850,000                             $ 41,850,000

        AACII           $ 20,940,000                             $ 20,940,000

          Totals (%):        62%           8%           30%           49%           8%           43%
          Totals ($):   $527,515,212  $64,781,452  $256,186,249  $419,366,212  $64,781,452  $364,336,249
----------------------  ---------------------------------------  ---------------------------------------

----------------------  ---------------------------------------
                                      Best Case (4)
----------------------  ---------------------------------------
                                      Default/
        Loan             Perform(1)   Loss            Extend
----------------------  ---------------------------------------
   Franklin Mills       $129,493,575

   Tower 45 / One       $107,000,000
   Orlando Center

    Copley Place        $ 96,908,666

   Newton Oldacre                                  $ 89,431,863
      McDonald

     Shilo Inns         $ 85,732,819

  Farb Investments                    $64,781,452

    Four Seasons        $ 63,000,000
      Biltmore

   Dain Bosworth /                                 $ 59,754,386
  Gaviidae I and II

 Four Seasons Austin    $ 45,150,000

        AACI            $ 44,440,152

Ritz Carlton St. Louis  $ 41,850,000

        AACII           $ 20,940,000

          Totals (%):        73%           8%           20%
          Totals ($):   $618,947,075  $64,781,452  $166,754,386
----------------------  ---------------------------------------

Notes:

(1) Assuming payment in full based on 0% CPR at the earlier of Anticipated Repayment Date (ARD) or maturity date.
(2) Expected Case Assumptions: 40% loss severity; 12 months to recover principal; default occurs 75% through remaining term; loans extend for 24 months and then perform.
(3) Worst Case Assumptions: 60% loss severity; 18 months to recover principal; default occurs 50% through remaining term; loans extend for 36 months and then perform.
(4) Best Case Assumptions: 20% loss severity; 12 months to recover principal; default occurs 75% through remaining term; 24 months.

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 16  14:16  1997   Page 1

                                PRICE/YIELD TO MATURITY
                               Table for MLMI97C2_RED            Merrill Lynch &
                                Class A2                                 Company
December 16, 1997  02:09PM     Current Balance:                      HyperStruct
Settlement: December 30, 1997   $377,708,000.00            Next Payment: January
Last Payment: None             Current Coupon: 6.796%                   10, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                ---------------     ----------------   -----------------
                     O CPR          non_multi_1        non_multi_2
                ---------------     ----------------   -----------------
      Price     Yield       Dur     Yield        Dur   Yield         Dur
     ------     ---------------     ----------------   -----------------

      99-16      6.94      6.84      6.94       6.60    6.94        6.60
      99-20      6.92                6.92               6.92
      99-24      6.90                6.90               6.90
      99-28      6.89                6.89               6.89

     100-00      6.87      6.85      6.87       6.60    6.87        6.60
     100-04      6.85                6.85               6.85
     100-08      6.83                6.83               6.83
     100-12      6.81                6.81               6.81

     100-16      6.80      6.86      6.79       6.61    6.79        6.61
     100-20      6.76                6.77               6.77
     100-24      6.76                6.75               6.75
     100-28      6.74                6.74               6.74

     101-00      6.72      6.87      6.72       6.62    6.72        6.62
     101-04      6.71                6.70               6.70
     101-06      6.69                6.68               6.68
     101-12      6.67                6.66               6.66

     101-16      6.65      6.88      6.64       6.63    6.64        6.63
     101-20      6.63                6.63               6.63
     101-24      6.62                6.61               6.61
     101-28      6.60                6.59               6.59

     102-00      6.58      6.89      6.57       6.64    6.57        6.64
     102-04      6.56                6.55               6.55
     102-08      6.55                6.53               6.53
     102-12      6.53                6.52               6.52

     102-16      6.51      6.90      6.50       6.65    6.50        6.65

WAL              9.675               9.232              9.232

1st Prin      05/10/05            04/10/03           04/10/03
Mat.          12/10/07            12/10/07           12/10/07

non_multi_1 : 100 CDR for non-multifamily loans w/ LTV > 75%.
              Default begins month 13. 0 months to recovery.

non_multi_2 : 100 CDR for non-multifamily loans w/ LTV > 75%.
              Default begins month 13. 12 months to recovery.

14 loans totalling $114.8mm w/ LTV > 75% which-are non-multi.

--------------------------------------------------------------------------------
0 CPR:
Prepay: 0.00 CPR
non_multi_1:
def:
      Prepay: 0 PSA
      Default: delay_12 CDR (PSA1 method), 30.00 % prin losses, 0 mtr, P&I advanced
default:
      Prepay: 0 PSA
multi:
      Prepay: 0 PSA

non_multi_2:
def:

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 16  14:19  1997   Page 1

                                PRICE/YIELD TO MATURITY
                               Table for MLMI97C2_RED            Merrill Lynch &
                                Class A1                                 Company
December 16, 1997  01:56PM     Current Balance:                      HyperStruct
Settlement: December 30, 1997   $124,018,000.00            Next Payment: January
Last Payment: None             Current Coupon: 6.712%                   10, 1998

--------------------------------------------------------------------------------
                             scenarios are recursive
--------------------------------------------------------------------------------

                               Scenario Assumption

                ---------------     ----------------   -----------------
                     O CPR          non_multi_1        non_multi_2
                ---------------     ----------------   -----------------
      Price     Yield       Dur     Yield        Dur   Yield         Dur
     ------     ---------------     ----------------   -----------------

      99-16      6.89      4.00      7.03       1.48    6.97        2.04
      99-20      6.86                6.95               6.91
      99-24      6.83                6.86               6.85
      99-28      6.80                6.78               6.79

     100-00      6.76      4.01      6.69       1.49    6.72        2.04
     100-04      6.73                6.61               6.66
     100-08      6.70                6.53               6.60
     100-12      6.67                6.44               6.54

     100-16      6.64      4.02      6.36       1.49    6.48        2.05
     100-20      6.61                6.28               6.42
     100-24      6.58                6.20               6.36
     100-28      6.55                6.11               6.30

     101-00      6.52      4.03      6.03       1.50    6.24        2.05
     101-04      6.49                5.95               6.18
     101-08      6.46                5.87               6.12
     101-12      6.43                5.79               6.06

     101-16      6.40      4.03      5.70       1.51    6.00        2.05
     101-20      6.37                5.62               5.94
     101-24      6.34                5.54               5.88
     101-28      6.31                5.46               5.82

     102-00      6.28      4.04      5.38       1.51    5.76        2.06
     102-04      6.25                5.30               5.70
     102-08      6.22                5.22               5.65
     102-12      6.19                5.14               5.59

     102-16      6.16      4.05      5.06       1.52    5.53        2.06

WAL              5.000               1.671              2.308

1st Prin      01/10/98            01/10/98           01/10/98
Mat.          05/10/05            04/10/03           04/10/03

non_multi_1: 100 CDR for non-multifamily loans w/ LTV > 75%.
             Default begins month 13. 0 months to recovery.

non_multi_2: 100 CDR for non-multifamily loans w/ LTV > 75%.
             Default begins month 13. 12 months to recovery.

14 loans totalling $114.0mm w/ LTV > 75% and non-multi

--------------------------------------------------------------------------------
0 CPR:
Prepay: 0.00 CPR
non_multi_1:
def:
      Prepay: 0 PSA
      Default: delay_12 CDR (PSA1 method), 30.00 % prin losses, 0 mtr, P&I advanced
default:
        Prepay: 0 PSA
multi:
        Prepay: 0 PSA

non_multi_2:
def:

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 10:43 1997 Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr

MORTGAGE BALANCE.....:  $848,482,929
CLASS BALANCE........:  $142,191,000
CREDIT SUPPORT(%)....:         32.0%
CREDIT SUPPORT($)....:  $271,514,537
MONTH DEFAULTS BEGIN:              1
MONTH DEFAULTS END...:           360
MONTHS TO RECOVERY...:             0
SERVICER ADVANCES....:         P & I
LOSS MODE............:        P only
SETTLEMENT DATE......:    12/30/1997

                           CLASS A1 - PRICE = 100-27+

  def_tower = Tower loan defaults in 3yrs; def_farb = Farb loan defaults in 3yrs def_towerfarb = Tower/Farb loan, defaults in 3yrs; def_shilo = Shilo loan defaults in 3yrs

                      -------- PREPAYMENTS -------
                                     O CPR

                      -------  0%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
        0 CDR     0      0.00   6.57     5.0   ---
                 40      0.00   6.57     5.0   ---

                      -------  12%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_tower     0      0.00   6.39     2.8   ---
                 40      4.98   6.47     3.5   ---

                      -------  7%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
     def_farb     0      0.00   6.47     3.5   ---
                 40      2.96   6.51     4.0   ---

                      -------  20%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
def_towerfarb     0      0.00   6.38     2.7   ---
                 40      7.93   6.40     2.9   ---

                      -------  9%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_shilo     0      0.00   6.44     3.2
                 40      3.77   6.50     3.9

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 10:43 1997 Page 2

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr

MORTGAGE BALANCE.....:  $848,482,929
CLASS BALANCE........:  $117,378,000
CREDIT SUPPORT(%)....:         32.0%
CREDIT SUPPORT($)....:  $271,514,537
MONTH DEFAULTS BEGIN:              1
MONTH DEFAULTS END...:           360
MONTHS TO RECOVERY...:             0
SERVICER ADVANCES....:         P & I
LOSS MODE............:        P only
SETTLEMENT DATE......:    12/30/1997

                            CLASS A2 - PRICE = 100-20

  def_tower = Tower loan defaults in 3yrs; def_farb = Farb loan defaults in 3yrs def_towerfarb = Tower/Farb loan, defaults in 3yrs; def_shilo = Shilo loan defaults in 3yrs

                      -------- PREPAYMENTS -------
                                     O CPR

                      -------  0%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
        0 CDR     0      0.00   6.69     7.5   ---
                 40      0.00   6.69     7.5   ---

                      -------  12%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_tower     0      0.00   6.68     6.8   ---
                 40      4.98   6.70     8.2   ---

                      -------  7%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
     def_farb     0      0.00   6.68     6.7   ---
                 40      2.96   6.68     6.9   ---

                      -------  20%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
def_towerfarb     0      0.00   6.60     4.4   ---
                 40      7.93   6.68     7.2   ---

                      -------  9%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_shilo     0      0.00   6.67     6.6   ---
                 40      3.77   6.68     6.8   ---

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15  10:43  1997   Page 3

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr

MORTGAGE BALANCE.....:  $848,482,929
CLASS BALANCE........:  $220,490,334
CREDIT SUPPORT(%)....:         32.0%
CREDIT SUPPORT($)....:  $271,514,537
MONTH DEFAULTS BEGIN:              1
MONTH DEFAULTS END...:           360
MONTHS TO RECOVERY...:             0
SERVICER ADVANCES....:         P & I
LOSS MODE............:        P only
SETTLEMENT DATE......:    12/30/1997

                           CLASS A3 - PRICE = 100-13+

  def_tower = Tower loan defaults in 3yrs; def_farb = Farb loan defaults in 3yrs def_towerfarb = Tower/Farb loan, defaults in 3yrs; def_shilo = Shilo loan defaults in 3yrs

                      -------- PREPAYMENTS -------
                                     O CPR

                      -------  0%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
        0 CDR     0      0.00   6.75     9.5   ---
                 40      0.00   6.75     9.5   ---

                      -------  12%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_tower     0      0.00   6.75     9.5   ---
                 40      4.98   6.75     9.6   ---

                      -------  7%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
     def_farb     0      0.00   6.74     9.1   ---
                 40      2.96   6.74     9.4   ---

                      -------  20%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
def_towerfarb     0      0.00   6.74     9.1   ---
                 40      7.93   6.75     9.6   ---

                      -------  9%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_shilo     0      0.00   6.74     9.0   ---
                 40      3.77   6.74     9.4   ---

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 10:43 1997 Page 4

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr

MORTGAGE BALANCE.....:  $848,482,929
CLASS BALANCE........:   $96,908,666
CREDIT SUPPORT(%)....:         32.0%
CREDIT SUPPORT($)....:  $271,514,537
MONTH DEFAULTS BEGIN:              1
MONTH DEFAULTS END...:           360
MONTHS TO RECOVERY...:             0
SERVICER ADVANCES....:         P & I
LOSS MODE............:        P only
SETTLEMENT DATE......:    12/30/1997

                            CLASS A1 - PRICE = 100-12

  def_tower = Tower loan defaults in 3yrs; def_farb = Farb loan defaults in 3yrs def_towerfarb = Tower/Farb loan, defaults in 3yrs; def_shilo = Shilo loan defaults in 3yrs

                      -------- PREPAYMENTS -------
                                     O CPR

                      -------  0%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
        0 CDR     0      0.00   6.73     8.5   ---
                 40      0.00   6.73     8.5   ---

                      -------  12%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_tower     0      0.00   6.73     8.5   ---
                 40      4.98   6.73     8.5   ---

                      -------  7%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
     def_farb     0      0.00   6.73     8.5   ---
                 40      2.96   6.73     8.5   ---

                      -------  20%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
def_towerfarb     0      0.00   6.73     8.5   ---
                 40      7.93   6.73     8.5   ---

                      -------  9%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_shilo     0      0.00   6.73     8.5   ---
                 40      3.77   6.73     8.5   ---

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 10:59 1997 Page 1

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr

MORTGAGE BALANCE.....:  $848,482,929
CLASS BALANCE........:  $142,191,000
CREDIT SUPPORT(%)....:         32.0%
CREDIT SUPPORT($)....:  $271,514,537
MONTH DEFAULTS BEGIN:              1
MONTH DEFAULTS END...:           360
MONTHS TO RECOVERY...:             0
SERVICER ADVANCES....:         P & I
LOSS MODE............:        P only
SETTLEMENT DATE......:    12/30/1997

                           CLASS A1 - PRICE = 100-27+

   def_hotels = hotels 4 Seasons Santa Barbara, Austin, Ritz Carlton St. Louis
                                 default in 3yrs
def_group = Tower, Dain Bosworth/Gaviidae, Farb, Shilo, hotels and AACI default in 3yrs

                      -------- PREPAYMENTS -------
                                     O CPR

                      -------  0%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
        0 CDR     0      0.00   6.57     5.0   ---
                 40      0.00   6.57     5.0   ---

                      -------  17%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
   def_hotels     0      0.00   6.38     2.7   ---
                 40      6.73   6.43     3.1   ---

                      -------  58%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_group     0      0.00   6.38     2.7   ---
                 40     23.17   6.38     2.7   ---

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 10:59 1997 Page 2

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr

MORTGAGE BALANCE.....:  $848,482,929
CLASS BALANCE........:  $117,378,000
CREDIT SUPPORT(%)....:         32.0%
CREDIT SUPPORT($)....:  $271,514,537
MONTH DEFAULTS BEGIN:              1
MONTH DEFAULTS END...:           360
MONTHS TO RECOVERY...:             0
SERVICER ADVANCES....:         P & I
LOSS MODE............:        P only
SETTLEMENT DATE......:    12/30/1997

                            CLASS A2 - PRICE = 100-20

   def_hotels = hotels 4 Seasons Santa Barbara, Austin, Ritz Carlton St. Louis
                                 default in 3yrs
def_group = Tower, Dain Bosworth/Gaviidae, Farb, Shilo, hotels and AACI default in 3yrs

                      -------- PREPAYMENTS -------
                                     O CPR

                      -------  0%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
        0 CDR     0      0.00   6.69     7.5   ---
                 40      0.00   6.69     7.5   ---

                      -------  17%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
   def_hotels     0      0.00   6.63     5.2   ---
                 40      6.73   6.67     6.6   ---

                      -------  58%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_group     0      0.00   6.51     3.0   ---
                 40     23.17   6.52     3.1   ---

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 10:59 1997 Page 3

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr

MORTGAGE BALANCE.....:  $848,482,929
CLASS BALANCE........:  $220,490,334
CREDIT SUPPORT(%)....:         32.0%
CREDIT SUPPORT($)....:  $271,514,537
MONTH DEFAULTS BEGIN:              1
MONTH DEFAULTS END...:           360
MONTHS TO RECOVERY...:             0
SERVICER ADVANCES....:         P & I
LOSS MODE............:        P only
SETTLEMENT DATE......:    12/30/1997

                           CLASS A3 - PRICE = 100-13+

   def_hotels = hotels 4 Seasons Santa Barbara, Austin, Ritz Carlton St. Louis
                                 default in 3yrs
def_group = Tower, Dain Bosworth/Gaviidae, Farb, Shilo, hotels and AACI default in 3yrs

                      -------- PREPAYMENTS -------
                                     O CPR

                      -------  0%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
        0 CDR     0      0.00   6.75     9.5   ---
                 40      0.00   6.75     9.5   ---

                      -------  17%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
   def_hotels     0      0.00   6.73     8.3   ---
                 40      6.73   6.74     9.0   ---

                      -------  58%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_group     0      0.00   6.59     3.1   ---
                 40     23.17   6.72     7.4   ---

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 15 10:59 1997 Page 4

                               MERRILL LYNCH & CO

Deal Name: ml97xl1_red_gr

MORTGAGE BALANCE.....:  $848,482,929
CLASS BALANCE........:   $96,908,666
CREDIT SUPPORT(%)....:         32.0%
CREDIT SUPPORT($)....:  $271,514,537
MONTH DEFAULTS BEGIN:              1
MONTH DEFAULTS END...:           360
MONTHS TO RECOVERY...:             0
SERVICER ADVANCES....:         P & I
LOSS MODE............:        P only
SETTLEMENT DATE......:    12/30/1997

                            CLASS A4 - PRICE = 100-12

   def_hotels = hotels 4 Seasons Santa Barbara, Austin, Ritz Carlton St. Louis
                                 default in 3yrs
def_group = Tower, Dain Bosworth/Gaviidae, Farb, Shilo, hotels and AACI default in 3yrs

                      -------- PREPAYMENTS -------
                                     O CPR

                      -------  0%/LOANS ----------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
        0 CDR     0      0.00   6.73     8.5   ---
                 40      0.00   6.73     8.5   ---

                      -------  17%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
   def_hotels     0      0.00   6.73     8.4   ---
                 40      6.73   6.73     8.5   ---

                      -------  58%/LOANS ---------
                 LS   C.LOSS%  YIELD     WAL LOSS%
-------------------   ----------------------------
    def_group     0      0.00   6.68     5.3   ---
                 40     23.17   6.73     8.5   ---

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 12:14  1997     Page 1

December 12, 1997  12:14PM                Cashflow Report for ML97XL1_RED_GR Class A1                  Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                            HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                  Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                 Net                                           Principal  Principal
                                 Notional     Coupon                                               Short  Shortfall  Principal
per        date        Balance    Balance       Rate     Principal    Interest      Cashflow        Fall      Delta  Writedown
  0  12/01/1997   142191000.00       0.00                                                           0.00       0.00       0.00
  1  01/15/1998   141582364.37       0.00   6.750000     608635.63   799824.38    1408460.01        0.00       0.00      -0.00
  2  02/15/1998   140969763.47       0.00   6.750000     612600.90   796400.80    1409001.70        0.00       0.00      -0.00
  3  03/15/1998   140207753.19       0.00   6.750000     762010.28   792954.92    1554965.20        0.00       0.00       0.00
  4  04/15/1998   139586229.03       0.00   6.750000     621524.15   788668.61    1410192.76        0.00       0.00      -0.00
  5  05/15/1998   138912300.64       0.00   6.750000     673928.39   785172.54    1459100.93        0.00       0.00       0.00
  6  06/15/1998   138282347.35       0.00   6.750000     629953.29   781381.69    1411334.98        0.00       0.00      -0.00
  7  07/15/1998   137600034.23       0.00   6.750000     682313.12   777838.20    1460151.33        0.00       0.00      -0.00
  8  08/15/1998   136961542.09       0.00   6.750000     638492.14   774000.19    1412492.33        0.00       0.00      -0.00
  9  09/15/1998   136318890.02       0.00   6.750000     642652.07   770408.67    1413060.74        0.00       0.00      -0.00
 10  10/15/1998   135623941.74       0.00   6.750000     696948.28   766793.76    1461742.04        0.00       0.00       0.00
 11  11/15/1998   134972585.45       0.00   6.750000     651356.30   762884.67    1414240.97        0.00       0.00       0.00
 12  12/15/1998   134268978.58       0.00   6.750000     703606.87   759220.79    1462827.66        0.00       0.00      -0.00
 13  01/15/1999   133608804.75       0.00   6.750000     660173.83   755263.00    1415436.83        0.00       0.00      -0.00
 14  02/15/1999   132944329.51       0.00   6.750000     664475.24   751549.53    1416024.77        0.00       0.00       0.00
 15  03/15/1999   132131958.14       0.00   6.750000     812371.37   747811.85    1560183.22        0.00       0.00       0.00
 16  04/15/1999   131457892.32       0.00   6.750000     674065.82   743242.26    1417308.08        0.00       0.00       0.00
 17  05/15/1999   130731704.12       0.00   6.750000     726188.20   739450.64    1465638.84        0.00       0.00       0.00
 18  06/15/1999   130048525.41       0.00   6.750000     683178.72   735365.84    1418544.55        0.00       0.00      -0.00
 19  07/15/1999   129313271.96       0.00   6.750000     735253.45   731522.96    1466776.40        0.00       0.00      -0.00
 20  08/15/1999   128620861.71       0.00   6.750000     692410.25   727387.16    1419797.41        0.00       0.00      -0.00
 21  09/15/1999   127923939.81       0.00   6.750000     696921.90   723492.35    1420414.25        0.00       0.00      -0.00
 22  10/15/1999   127175011.78       0.00   6.750000     748928.03   719572.16    1468500.19        0.00       0.00      -0.00
 23  11/15/1999   126468679.33       0.00   6.750000     706332.45   715359.44    1421691.89        0.00       0.00       0.00
 24  12/15/1999   125603913.92       0.00   6.750000     864765.41   711386.32    1576151.73        0.00       0.00       0.00
 25  01/15/2000   124780967.68       0.00   6.750000     822946.24   706522.02    1529468.26        0.00       0.00       0.00
 26  02/15/2000   123952748.36       0.00   6.750000     828219.32   701892.94    1530112.26        0.00       0.00      -0.00
 27  03/15/2000   123024839.45       0.00   6.750000     927908.91   697234.21    1625143.12        0.00       0.00       0.00
 28  04/15/2000   122185378.10       0.00   6.750000     839461.35   692014.72    1531476.08        0.00       0.00      -0.00
 29  05/15/2000   121293469.59       0.00   6.750000     891908.51   687292.75    1579201.26        0.00       0.00      -0.00
 30  06/15/2000   120442918.91       0.00   6.750000     850550.67   682275.77    1532826.44        0.00       0.00       0.00
 31  07/15/2000   119539965.05       0.00   6.750000     902953.86   677491.42    1580445.28        0.00       0.00      -0.00
 32  08/15/2000   118678182.68       0.00   6.750000     861782.38   672412.30    1534194.68        0.00       0.00       0.00
 33  09/15/2000   117810877.46       0.00   6.750000     867305.21   667564.78    1534869.99        0.00       0.00       0.00
 34  10/15/2000   116891232.12       0.00   6.750000     919645.34   662686.19    1582331.53        0.00       0.00      -0.00
 35  11/15/2000   116012480.01       0.00   6.750000     878752.11   657513.18    1536265.30        0.00       0.00       0.00
 36  12/15/2000   115081432.96       0.00   6.750000     931047.05   652570.20    1583617.25        0.00       0.00       0.00
 37  01/15/2001   114191086.95       0.00   6.750000     890346.01   647333.06    1537679.07        0.00       0.00      -0.00
 38  02/15/2001   113295034.34       0.00   6.750000     896052.61   642324.86    1538377.47        0.00       0.00      -0.00
 39  03/15/2001   112253778.41       0.00   6.750000    1041255.93   637284.57    1678540.50        0.00       0.00       0.00
 40  04/15/2001   111345324.62       0.00   6.750000     908453.79   631427.50    1539881.29        0.00       0.00       0.00
 41  05/15/2001   110384702.60       0.00   6.750000     960622.02   626317.45    1586939.47        0.00       0.00      -0.00
 42  06/15/2001   109464273.64       0.00   6.750000     920428.96   620913.95    1541342.91        0.00       0.00      -0.00
 43  07/15/2001   108491723.63       0.00   6.750000     972550.01   615736.54    1588286.55        0.00       0.00       0.00
 44  08/15/2001   107559165.69       0.00   6.750000     932557.94   610265.95    1542823.89        0.00       0.00      -0.00
 45  09/15/2001   106620629.64       0.00   6.750000     938536.05   605020.31    1543556.36        0.00       0.00       0.00
 46  10/15/2001   105630040.53       0.00   6.750000     990589.11   599741.04    1590330.15        0.00       0.00      -0.00
 47  11/15/2001   104679142.85       0.00   6.750000     950897.67   594168.98    1545066.65        0.00       0.00       0.00
 48  12/15/2001   103676240.61       0.00   6.750000    1002902.24   588820.18    1591722.42        0.00       0.00      -0.00
 49  01/15/2002   102712822.52       0.00   6.750000     963418.09   583178.85    1546596.95        0.00       0.00      -0.00
 50  02/15/2002   101743227.72       0.00   6.750000     969594.80   577759.63    1547354.42        0.00       0.00       0.00
 51  03/15/2002   100630262.22       0.00   6.750000    1112965.50   572305.66    1685271.16        0.00       0.00      -0.00



     Interest   Interest
        Short  Shortfall
         Fall      Delta
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00
         0.00       0.00

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 12:14  1997     Page 2

December 12, 1997  12:14PM                Cashflow Report for ML97XL1_RED_GR Class A1                  Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                            HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                  Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                 Net                                           Principal  Principal
                                 Notional     Coupon                                               Short  Shortfall  Principal
per        date        Balance    Balance       Rate     Principal    Interest      Cashflow        Fall      Delta  Writedown
 52  04/15/2002    99647331.33       0.00   6.750000     982930.89   566045.22    1548976.12        0.00       0.00      -0.00
 53  05/15/2002    98612530.79       0.00   6.750000    1034800.54   560516.24    1595316.78        0.00       0.00       0.00
 54  06/15/2002    97616668.12       0.00   6.750000     995862.67   554695.49    1550558.15        0.00       0.00       0.00
 55  07/15/2002    96568986.40       0.00   6.750000    1047681.72   549093.76    1596775.47        0.00       0.00      -0.00
 56  08/15/2002    95560025.81       0.00   6.750000    1008960.59   543200.55    1552161.14        0.00       0.00      -0.00
 57  09/15/2002    94544595.47       0.00   6.750000    1015430.33   537525.15    1552955.48        0.00       0.00       0.00
 58  10/15/2002    93477419.36       0.00   6.750000    1067176.11   531813.35    1598989.46        0.00       0.00      -0.00
 59  11/15/2002    92448639.61       0.00   6.750000    1028779.75   525810.48    1554590.23        0.00       0.00       0.00
 60  12/15/2002    91368166.11       0.00   6.750000    1080473.51   520023.60    1600497.10        0.00       0.00       0.00
 61  01/15/2003    90325865.40       0.00   6.750000    1042300.70   513945.93    1556246.64        0.00       0.00       0.00
 62  02/15/2003    89276880.34       0.00   6.750000    1048985.06   508082.99    1557068.05        0.00       0.00       0.00
 63  03/15/2003    88086495.17       0.00   6.750000    1190385.18   502182.45    1692567.63        0.00       0.00      -0.00
 64  04/15/2003    87023164.36       0.00   6.750000    1063330.80   495486.54    1558817.34        0.00       0.00      -0.00
 65  05/15/2003    85908283.50       0.00   6.750000    1114880.86   489505.30    1604386.16        0.00       0.00       0.00
 66  06/15/2003    84830987.89       0.00   6.750000    1077295.61   483234.09    1560529.71        0.00       0.00      -0.00
 67  07/15/2003    83702196.49       0.00   6.750000    1128791.40   477174.31    1605965.71        0.00       0.00      -0.00
 68  08/15/2003    82610756.59       0.00   6.750000    1091439.90   470824.86    1562264.76        0.00       0.00       0.00
 69  09/15/2003    81512316.04       0.00   6.750000    1098440.55   464685.51    1563126.05        0.00       0.00      -0.00
 70  10/15/2003    80362458.62       0.00   6.750000    1149857.42   458506.78    1608364.20        0.00       0.00      -0.00
 71  11/15/2003    79249601.93       0.00   6.750000    1112856.68   452038.83    1564895.51        0.00       0.00       0.00
 72  12/15/2003    78085384.16       0.00   6.750000    1164217.77   445779.01    1609996.79        0.00       0.00      -0.00
 73  01/15/2004    37430496.54       0.00   6.750000   40654887.62   439230.29   41094117.91        0.00       0.00       0.00
 74  02/15/2004    36380422.46       0.00   6.750000    1050074.08   210546.54    1260620.62        0.00       0.00      -0.00
 75  03/15/2004    35235614.36       0.00   6.750000    1144808.10   204639.88    1349447.98        0.00       0.00      -0.00
 76  04/15/2004    34171477.62       0.00   6.750000    1064136.74   198200.33    1262337.07        0.00       0.00       0.00
 77  05/15/2004    33056679.20       0.00   6.750000    1114798.42   192214.56    1307012.98        0.00       0.00       0.00
 78  06/15/2004    31978576.20       0.00   6.750000    1078103.00   185943.82    1264046.82        0.00       0.00      -0.00
 79  07/15/2004    30849876.79       0.00   6.750000    1128699.41   179879.49    1308578.90        0.00       0.00       0.00
 80  08/15/2004    29757628.08       0.00   6.750000    1092248.71   173530.56    1265779.27        0.00       0.00       0.00
 81  09/15/2004    28658375.18       0.00   6.750000    1099252.90   167386.66    1266639.55        0.00       0.00       0.00
 82  10/15/2004    27508621.61       0.00   6.750000    1149753.57   161203.36    1310956.93        0.00       0.00       0.00
 83  11/15/2004           0.00       0.00   6.750000   27508621.61   154736.00   27663357.61        0.00       0.00       0.00



   Interest   Interest
      Short  Shortfall
       Fall      Delta
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00


Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 12:14  1997     Page 1

December 12, 1997  12:14PM                Cashflow Report for ML97XL1_RED_GR Class A2                  Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                            HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                  Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                 Net                                           Principal  Principal
                                 Notional     Coupon                                               Short  Shortfall  Principal
per        date        Balance    Balance       Rate     Principal    Interest      Cashflow        Fall      Delta  Writedown
  0  12/01/1997   117378000.00       0.00                                                           0.00       0.00       0.00
  1  01/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
  2  02/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
  3  03/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
  4  04/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
  5  05/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
  6  06/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
  7  07/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
  8  08/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
  9  09/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 10  10/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 11  11/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 12  12/15/1998   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 13  01/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 14  02/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 15  03/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 16  04/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 17  05/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 18  06/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 19  07/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 20  08/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 21  09/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 22  10/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 23  11/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 24  12/15/1999   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 25  01/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 26  02/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 27  03/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 28  04/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 29  05/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 30  06/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 31  07/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 32  08/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 33  09/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 34  10/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 35  11/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 36  12/15/2000   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 37  01/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 38  02/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 39  03/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 40  04/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 41  05/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 42  06/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 43  07/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 44  08/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 45  09/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 46  10/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 47  11/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 48  12/15/2001   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 49  01/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 50  02/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 51  03/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00



   Interest   Interest
      Short  Shortfall
       Fall      Delta
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00


Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 12:14  1997     Page 2

December 12, 1997  12:14PM                Cashflow Report for ML97XL1_RED_GR Class A2                  Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                            HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                  Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                 Net                                           Principal  Principal
                                 Notional     Coupon                                               Short  Shortfall  Principal
per        date        Balance    Balance       Rate     Principal    Interest      Cashflow        Fall      Delta  Writedown
 52  04/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 53  05/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 54  06/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 55  07/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 56  08/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 57  09/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 58  10/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 59  11/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 60  12/15/2002   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 61  01/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 62  02/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 63  03/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 64  04/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 65  05/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 66  06/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 67  07/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 68  08/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 69  09/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 70  10/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 71  11/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 72  12/15/2003   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 73  01/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 74  02/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 75  03/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 76  04/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 77  05/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 78  06/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 79  07/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 80  08/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 81  09/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 82  10/15/2004   117378000.00       0.00   6.750000          0.00   660251.25     660251.25        0.00       0.00       0.00
 83  11/15/2004    44359943.51       0.00   6.750000   73018056.49   660251.25   73678307.74        0.00       0.00       0.00
 84  12/15/2004    43345418.30       0.00   6.750000    1014525.21   249524.68    1264049.89        0.00       0.00       0.00
 85  01/15/2005    42367573.60       0.00   6.750000     977844.70   243817.98    1221662.68        0.00       0.00      -0.00
 86  02/15/2005    41383347.32       0.00   6.750000     984226.28   238317.60    1222543.88        0.00       0.00      -0.00
 87  03/15/2005    40263541.32       0.00   6.750000    1119806.00   232781.33    1352587.33        0.00       0.00      -0.00
 88  04/15/2005    39265613.25       0.00   6.750000     997928.06   226482.42    1224410.48        0.00       0.00      -0.00
 89  05/15/2005    38218302.74       0.00   6.750000    1047310.51   220869.07    1268179.59        0.00       0.00       0.00
 90  06/15/2005    37207036.54       0.00   6.750000    1011266.20   214977.95    1226244.15        0.00       0.00       0.00
 91  07/15/2005    36146467.82       0.00   6.750000    1060568.72   209289.58    1269858.30        0.00       0.00      -0.00
 92  08/15/2005    35121689.50       0.00   6.750000    1024778.32   203323.88    1228102.20        0.00       0.00      -0.00
 93  09/15/2005    34090222.77       0.00   6.750000    1031466.73   197559.50    1229026.24        0.00       0.00       0.00
 94  10/15/2005    33009571.65       0.00   6.750000    1080651.13   191757.50    1272408.63        0.00       0.00       0.00
 95  11/15/2005    31964329.20       0.00   6.750000    1045242.45   185678.84    1230921.29        0.00       0.00      -0.00
 96  12/15/2005    30869984.57       0.00   6.750000    1094344.63   179799.35    1274143.98        0.00       0.00       0.00
 97  01/15/2006    29810786.68       0.00   6.750000    1059197.88   173643.66    1232841.54        0.00       0.00       0.00
 98  02/15/2006    28744675.23       0.00   6.750000    1066111.45   167685.68    1233797.13        0.00       0.00      -0.00
 99  03/15/2006    27545539.80       0.00   6.750000    1199135.43   161688.80    1360824.22        0.00       0.00      -0.00
100  04/15/2006    26464671.42       0.00   6.750000    1080868.39   154943.66    1235812.05        0.00       0.00       0.00
101  05/15/2006    25334920.90       0.00   6.750000    1129750.32   148863.78    1278614.30        0.00       0.00       0.00
102  06/15/2006    24239632.52       0.00   6.750000    1095288.38   142508.93    1237797.31        0.00       0.00       0.00
103  07/15/2006    23095547.71       0.00   6.750000    1144084.81   136347.93    1280432.74        0.00       0.00       0.00



   Interest   Interest
      Short  Shortfall
       Fall      Delta
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00


Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 12:54  1997     Page 3

December 12, 1997  02:54PM                Cashflow Report for ML97XL1_RED_GR Class A2                  Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                            HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                  Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                 Net                                           Principal  Principal
                                 Notional     Coupon                                               Short  Shortfall  Principal
per        date        Balance    Balance       Rate     Principal    Interest      Cashflow        Fall      Delta  Writedown
104  08/15/2006    21985651.19       0.00   6.750000    1109896.52   129912.46    1239808.98        0.00       0.00       0.00
105  09/15/2006    20868509.55       0.00   6.750000    1117141.64   123669.29    1240810.93        0.00       0.00      -0.00
106  10/15/2006    19702698.50       0.00   6.750000    1165811.05   117385.37    1283196.41        0.00       0.00       0.00
107  11/15/2006    18570663.48       0.00   6.750000    1132035.01   110827.68    1242862.69        0.00       0.00       0.00
108  12/15/2006    17390047.23       0.00   6.750000    1180616.25   104459.98    1285076.24        0.00       0.00       0.00
109  01/15/2007    16242924.50       0.00   6.750000    1147122.73    97819.02    1244941.75        0.00       0.00      -0.00
110  02/15/2007    15088313.08       0.00   6.750000    1154611.42    91366.45    1245977.87        0.00       0.00       0.00
111  03/15/2007    13803425.73       0.00   6.750000    1284887.35    84871.76    1369759.11        0.00       0.00       0.00
112  04/15/2007    12632916.63       0.00   6.750000    1170509.10    77644.27    1248153.37        0.00       0.00       0.00
113  05/15/2007    11414061.24       0.00   6.750000    1218855.39    71060.16    1289915.55        0.00       0.00       0.00
114  06/15/2007           0.00       0.00   6.750000   11414061.24    64204.09   11478265.33        0.00       0.00       0.00



   Interest   Interest
      Short  Shortfall
       Fall      Delta
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00


Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 12:17  1997     Page 1

December 12, 1997  12:14PM                Cashflow Report for ML97XL1_RED_GR Class A3                  Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                            HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                  Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                 Net                                           Principal  Principal
                                 Notional     Coupon                                               Short  Shortfall  Principal
per        date        Balance    Balance       Rate     Principal    Interest      Cashflow        Fall      Delta  Writedown
  0  12/01/1997   220490334.00       0.00                                                           0.00       0.00       0.00
  1  01/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
  2  02/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
  3  03/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
  4  04/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
  5  05/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
  6  06/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
  7  07/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
  8  08/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
  9  09/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 10  10/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 11  11/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 12  12/15/1998   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 13  01/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 14  02/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 15  03/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 16  04/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 17  05/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 18  06/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 19  07/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 20  08/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 21  09/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 22  10/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 23  11/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 24  12/15/1999   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 25  01/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 26  02/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 27  03/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 28  04/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 29  05/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 30  06/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 31  07/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 32  08/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 33  09/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 34  10/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 35  11/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 36  12/15/2000   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 37  01/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 38  02/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 39  03/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 40  04/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 41  05/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 42  06/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 43  07/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 44  08/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 45  09/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 46  10/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 47  11/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 48  12/15/2001   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 49  01/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 50  02/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 51  03/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00



   Interest   Interest
      Short  Shortfall
       Fall      Delta
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00


Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 12:17  1997     Page 2

December 12, 1997  12:14PM                Cashflow Report for ML97XL1_RED_GR Class A3                  Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                            HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                  Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                 Net                                           Principal  Principal
                                 Notional     Coupon                                               Short  Shortfall  Principal
per        date        Balance    Balance       Rate     Principal    Interest      Cashflow        Fall      Delta  Writedown
 52  04/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 53  05/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 54  06/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 55  07/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 56  08/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 57  09/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 58  10/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 59  11/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 60  12/15/2002   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 61  01/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 62  02/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 63  03/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 64  04/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 65  05/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 66  06/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 67  07/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 68  08/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 69  09/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 70  10/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 71  11/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 72  12/15/2003   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 73  01/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 74  02/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 75  03/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 76  04/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 77  05/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 78  06/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 79  07/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 80  08/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 81  09/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 82  10/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 83  11/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 84  12/15/2004   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 85  01/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 86  02/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 87  03/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 88  04/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 89  05/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 90  06/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 91  07/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 92  08/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 93  09/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 94  10/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 95  11/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 96  12/15/2005   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 97  01/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 98  02/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
 99  03/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
100  04/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
101  05/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
102  06/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
103  07/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00



   Interest   Interest
      Short  Shortfall
       Fall      Delta
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00


Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 12:17  1997     Page 3

December 12, 1997  12:14PM                Cashflow Report for ML97XL1_RED_GR Class A3                  Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                            HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                  Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                 Net                                           Principal  Principal
                                 Notional     Coupon                                               Short  Shortfall  Principal
per        date        Balance    Balance       Rate     Principal    Interest      Cashflow        Fall      Delta  Writedown
104  08/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
105  09/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
106  10/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
107  11/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
108  12/15/2006   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
109  01/15/2007   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
110  02/15/2007   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
111  03/15/2007   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
112  04/15/2007   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
113  05/15/2007   220490334.00       0.00   6.750000          0.00  1240258.13    1240258.13        0.00       0.00       0.00
114  06/15/2007    63436795.35       0.00   6.750000  157053538.65  1240258.13  158293796.78        0.00       0.00       0.00
115  07/15/2007    62489352.58       0.00   6.750000     947442.76   356831.97    1304274.74        0.00       0.00       0.00
116  08/15/2007    44234481.80       0.00   6.750000   18254870.78   351502.61   18606373.39        0.00       0.00       0.00
117  09/15/2007    43347072.11       0.00   6.750000     887409.70   248818.96    1136228.66        0.00       0.00       0.00
118  10/15/2007           0.00       0.00   6.750000   43347072.11   243827.28   43590899.39        0.00       0.00       0.00



   Interest   Interest
      Short  Shortfall
       Fall      Delta
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00
       0.00       0.00


Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 14:45 1997  Page 1

December 12, 1997  02:55PM             Cashflow Report for ML97XL1_RED_GR Class A4                    Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                           HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                 Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                  Net                                              Principal    Principal
                                  Notional     Coupon                                                  Short    Shortfall
per       date          Balance    Balance       Rate     Principal     Interest     Cashflow           Fall        Delta

 0  12/01/1997      96908666.00       0.00                                                              0.00         0.00
 1  01/15/1998      96758534.06       0.00    6.735000    150131.94    543899.89     694031.83          0.00         0.00
 2  02/15/1998      96607571.30       0.00    6.735000    151062.76    543057.27     694120.03          0.00         0.00
 3  03/15/1998      96455471.95       0.00    6.735000    151999.35    542209.43     694208.78          0.00         0.00
 4  04/15/1998      96302530.21       0.00    6.735000    152941.74    541356.34     694298.08          0.00         0.00
 5  05/15/1998      96148640.23       0.00    6.735000    153889.98    540497.95     694387.93          0.00         0.00
 6  06/15/1998      95993796.13       0.00    6.735000    154844.10    539634.24     694478.34          0.00         0.00
 7  07/15/1998      95837992.00       0.00    6.735000    155804.13    538765.18     694569.31          0.00         0.00
 8  08/15/1998      95681221.88       0.00    6.735000    156770.12    537890.73     694660.85          0.00         0.00
 9  09/15/1998      95523479.79       0.00    6.735000    157742.09    537010.86     694752.95          0.00         0.00
10  10/15/1998      95364759.69       0.00    6.735000    158720.10    536125.53     694845.63          0.00         0.00
11  11/15/1998      95205055.53       0.00    6.735000    159704.16    535234.71     694938.87          0.00         0.00
12  12/15/1998      95044361.20       0.00    6.735000    160694.33    534338.37     695032.70          0.00         0.00
13  01/15/1999      94882670.57       0.00    6.735000    161690.63    533436.48     695127.11          0.00         0.00
14  02/15/1999      94719977.46       0.00    6.735000    162693.11    532528.99     695222.10          0.00         0.00
15  03/15/1999      94556275.65       0.00    6.735000    163701.81    531615.87     695317.68          0.00         0.00
16  04/15/1999      94391558.89       0.00    6.735000    164716.76    530697.10     695413.86          0.00         0.00
17  05/15/1999      94225820.89       0.00    6.735000    165738.00    529772.62     695510.62          0.00         0.00
18  06/15/1999      94059055.31       0.00    6.735000    166765.58    528842.42     695608.00          0.00         0.00
19  07/15/1999      93891255.78       0.00    6.735000    167799.53    527906.45     695705.98          0.00         0.00
20  08/15/1999      93722415.90       0.00    6.735000    168839.88    526964.67     695804.55          0.00         0.00
21  09/15/1999      93552529.21       0.00    6.735000    169886.69    526017.06     695903.75          0.00         0.00
22  10/15/1999      93381589.22       0.00    6.735000    170939.99    525063.57     696003.56          0.00         0.00
23  11/15/1999      93209589.40       0.00    6.735000    171999.82    524104.17     696103.99          0.00         0.00
24  12/15/1999      93036523.18       0.00    6.735000    173066.22    523138.82     696205.04          0.00         0.00
25  01/15/2000      92862383.95       0.00    6.735000    174139.23    522167.49     696306.72          0.00         0.00
26  02/15/2000      92687165.06       0.00    6.735000    175218.89    521190.13     696409.02          0.00         0.00
27  03/15/2000      92510859.81       0.00    6.735000    176305.25    520206.71     696511.96          0.00         0.00
28  04/15/2000      92333461.47       0.00    6.735000    177398.34    519217.20     696615.54          0.00         0.00
29  05/15/2000      92154963.26       0.00    6.735000    178498.21    518221.55     696719.76          0.00         0.00
30  06/15/2000      91975358.36       0.00    6.735000    179604.90    517219.73     696824.63          0.00         0.00
31  07/15/2000      91794639.91       0.00    6.735000    180718.45    516211.70     696930.15          0.00         0.00
32  08/15/2000      91612801.01       0.00    6.735000    181838.90    515197.42     697036.32          0.00         0.00
33  09/15/2000      91429834.71       0.00    6.735000    182966.30    514176.85     697143.15          0.00         0.00
34  10/15/2000      91245734.02       0.00    6.735000    184100.69    513149.95     697250.64          0.00         0.00
35  11/15/2000      91060491.90       0.00    6.735000    185242.12    512116.68     697358.80          0.00         0.00
36  12/15/2000      90874101.28       0.00    6.735000    186390.62    511077.01     697467.63          0.00         0.00
37  01/15/2001      90686555.04       0.00    6.735000    187546.24    510030.89     697577.13          0.00         0.00
38  02/15/2001      90497846.01       0.00    6.735000    188709.03    508978.29     697687.32          0.00         0.00
39  03/15/2001      90307966.99       0.00    6.735000    189879.02    507919.16     697798.18          0.00         0.00
40  04/15/2001      90116910.72       0.00    6.735000    191056.27    506853.46     697909.73          0.00         0.00
41  05/15/2001      89924669.90       0.00    6.735000    192240.82    505781.16     698021.98          0.00         0.00
42  06/15/2001      89731237.18       0.00    6.735000    193432.72    504702.21     698134.93          0.00         0.00
43  07/15/2001      89536605.18       0.00    6.735000    194632.00    503616.57     698248.57          0.00         0.00
44  08/15/2001      89340766.46       0.00    6.735000    195838.72    502524.20     698362.92          0.00         0.00
45  09/15/2001      89143713.54       0.00    6.735000    197052.92    501425.05     698477.97          0.00         0.00
46  10/15/2001      88945438.89       0.00    6.735000    198274.65    500319.09     698593.74          0.00         0.00
47  11/15/2001      88745934.94       0.00    6.735000    199503.95    499206.28     698710.23          0.00         0.00
48  12/15/2001      88545194.07       0.00    6.735000    200740.87    498086.56     698827.43          0.00         0.00
49  01/15/2002      88343208.60       0.00    6.735000    201985.47    496959.90     698945.37          0.00         0.00
50  02/15/2002      88139970.82       0.00    6.735000    203237.78    495826.26     699064.04          0.00         0.00
51  03/15/2002      87935472.97       0.00    6.735000    204497.85    494685.59     699183.44          0.00         0.00

-------------------------------------------------------------

-------------------------------------------------------------


                        Interest       Interest
          Principal        Short      Shortfall
per       Writedown         Fall          Delta
 0             0.00         0.00           0.00
 1            -0.00         0.00           0.00
 2             0.00         0.00           0.00
 3             0.00         0.00           0.00
 4            -0.00         0.00           0.00
 5             0.00         0.00           0.00
 6             0.00         0.00           0.00
 7             0.00         0.00           0.00
 8             0.00         0.00           0.00
 9            -0.00         0.00           0.00
10             0.00         0.00           0.00
11             0.00         0.00           0.00
12            -0.00         0.00           0.00
13            -0.00         0.00           0.00
14            -0.00         0.00           0.00
15             0.00         0.00           0.00
16             0.00         0.00           0.00
17            -0.00         0.00           0.00
18             0.00         0.00           0.00
19            -0.00         0.00           0.00
20            -0.00         0.00           0.00
21            -0.00         0.00           0.00
22             0.00         0.00           0.00
23            -0.00         0.00           0.00
24            -0.00         0.00           0.00
25            -0.00         0.00           0.00
26             0.00         0.00           0.00
27             0.00         0.00           0.00
28            -0.00         0.00           0.00
29            -0.00         0.00           0.00
30            -0.00         0.00           0.00
31            -0.00         0.00           0.00
32             0.00         0.00           0.00
33            -0.00         0.00           0.00
34             0.00         0.00           0.00
35            -0.00         0.00           0.00
36            -0.00         0.00           0.00
37             0.00         0.00           0.00
38            -0.00         0.00           0.00
39             0.00         0.00           0.00
40             0.00         0.00           0.00
41             0.00         0.00           0.00
42            -0.00         0.00           0.00
43            -0.00         0.00           0.00
44             0.00         0.00           0.00
45             0.00         0.00           0.00
46            -0.00         0.00           0.00
47            -0.00         0.00           0.00
48            -0.00         0.00           0.00
49             0.00         0.00           0.00
50             0.00         0.00           0.00
51             0.00         0.00           0.00



Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 14:45 1997  Page 2

December 12, 1997  02:55PM             Cashflow Report for ML97XL1_RED_GR Class A4                    Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                           HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                 Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                   Net                                              Principal    Principal
                                  Notional      Coupon                                                  Short    Shortfall
per        date         Balance    Balance        Rate     Principal     Interest     Cashflow           Fall        Delta

 52  04/15/2002     87729707.23       0.00    6.735000     205765.74    493537.84    699303.58           0.00         0.00
 53  05/15/2002     87522665.74       0.00    6.735000     207041.49    492382.98    699424.47           0.00         0.00
 54  06/15/2002     87314340.60       0.00    6.735000     208325.14    491220.96    699546.10           0.00         0.00
 55  07/15/2002     87104723.84       0.00    6.735000     209616.76    490051.74    699668.50           0.00         0.00
 56  08/15/2002     86893807.46       0.00    6.735000     210916.38    488875.26    699791.64           0.00         0.00
 57  09/15/2002     86681583.40       0.00    6.735000     212224.06    487691.49    699915.55           0.00         0.00
 58  10/15/2002     86468043.55       0.00    6.735000     213539.85    486500.39    700040.24           0.00         0.00
 59  11/15/2002     86253179.75       0.00    6.735000     214863.80    485301.89    700165.69           0.00         0.00
 60  12/15/2002     86036983.79       0.00    6.735000     216195.96    484095.97    700291.93           0.00         0.00
 61  01/15/2003     85819447.42       0.00    6.735000     217536.37    482882.57    700418.94           0.00         0.00
 62  02/15/2003     85600562.32       0.00    6.735000     218885.10    481661.65    700546.75           0.00         0.00
 63  03/15/2003     85380320.14       0.00    6.735000     220242.18    480433.16    700675.34           0.00         0.00
 64  04/15/2003     85158712.45       0.00    6.735000     221607.69    479197.05    700804.74           0.00         0.00
 65  05/15/2003     84935730.80       0.00    6.735000     222981.65    477953.27    700934.92           0.00         0.00
 66  06/15/2003     84711366.66       0.00    6.735000     224364.14    476701.79    701065.93           0.00         0.00
 67  07/15/2003     84485611.46       0.00    6.735000     225755.20    475442.55    701197.75           0.00         0.00
 68  08/15/2003     84258456.58       0.00    6.735000     227154.88    474175.49    701330.37           0.00         0.00
 69  09/15/2003     84029893.34       0.00    6.735000     228563.24    472900.59    701463.83           0.00         0.00
 70  10/15/2003     83799913.01       0.00    6.735000     229980.33    471617.78    701598.11           0.00         0.00
 71  11/15/2003     83568506.80       0.00    6.735000     231406.21    470327.01    701733.22           0.00         0.00
 72  12/15/2003     83335665.87       0.00    6.735000     232840.93    469028.24    701869.17           0.00         0.00
 73  01/15/2004     83101381.33       0.00    6.735000     234284.54    467721.42    702005.96           0.00         0.00
 74  02/15/2004     82865644.22       0.00    6.735000     235737.11    466406.50    702143.61           0.00         0.00
 75  03/15/2004     82628445.54       0.00    6.735000     237198.68    465083.43    702282.11           0.00         0.00
 76  04/15/2004     82389776.23       0.00    6.735000     238669.31    463752.15    702421.46           0.00         0.00
 77  05/15/2004     82149627.17       0.00    6.735000     240149.06    462412.62    702561.68           0.00         0.00
 78  06/15/2004     81907989.19       0.00    6.735000     241637.98    461064.78    702702.76           0.00         0.00
 79  07/15/2004     81664853.05       0.00    6.735000     243136.14    459708.59    702844.73           0.00         0.00
 80  08/15/2004     81420209.47       0.00    6.735000     244643.58    458343.99    702987.57           0.00         0.00
 81  09/15/2004     81174049.10       0.00    6.735000     246160.37    456970.93    703131.30           0.00         0.00
 82  10/15/2004     80926362.53       0.00    6.735000     247686.57    455589.35    703275.92           0.00         0.00
 83  11/15/2004     80677140.31       0.00    6.735000     249222.22    454199.21    703421.43           0.00         0.00
 84  12/15/2004     80426372.91       0.00    6.735000     250767.40    452800.45    703567.85           0.00         0.00
 85  01/15/2005     80174050.75       0.00    6.735000     252322.16    451393.02    703715.18           0.00         0.00
 86  02/15/2005     79920164.19       0.00    6.735000     253886.56    449976.86    703863.42           0.00         0.00
 87  03/15/2005     79664703.54       0.00    6.735000     255460.65    448551.92    704012.57           0.00         0.00
 88  04/15/2005     79407659.03       0.00    6.735000     257044.51    447118.15    704162.66           0.00         0.00
 89  05/15/2005     79149020.85       0.00    6.735000     258638.18    445675.49    704313.67           0.00         0.00
 90  06/15/2005     78888779.11       0.00    6.735000     260241.74    444223.88    704465.62           0.00         0.00
 91  07/15/2005     78626923.87       0.00    6.735000     261855.24    442763.27    704618.51           0.00         0.00
 92  08/15/2005     78363445.13       0.00    6.735000     263478.74    441293.61    704772.35           0.00         0.00
 93  09/15/2005     78098332.82       0.00    6.735000     265112.31    439814.84    704927.15           0.00         0.00
 94  10/15/2005     77831576.81       0.00    6.735000     266756.01    438326.89    705082.90           0.00         0.00
 95  11/15/2005     77563166.92       0.00    6.735000     268409.89    436829.72    705239.61           0.00         0.00
 96  12/15/2005     77293092.89       0.00    6.735000     270074.03    435323.27    705397.30           0.00         0.00
 97  01/15/2006     77021344.40       0.00    6.735000     271748.49    433807.48    705555.97           0.00         0.00
 98  02/15/2006     76747911.07       0.00    6.735000     273433.33    432282.30    705715.63           0.00         0.00
 99  03/15/2006     76472782.45       0.00    6.735000     275128.62    430747.65    705876.27           0.00         0.00
100  04/15/2006     76195948.03       0.00    6.735000     276834.42    429203.49    706037.91           0.00         0.00
101  05/15/2006     75917397.24       0.00    6.735000     278550.79    427649.76    706200.55           0.00         0.00
102  06/15/2006     75637119.43       0.00    6.735000     280277.81    426086.39    706364.20           0.00         0.00
103  07/15/2006     75355103.90       0.00    6.735000     282015.53    424513.33    706528.86           0.00         0.00


-------------------------------------------------------------

-------------------------------------------------------------

                       Interest       Interest
         Principal        Short      Shortfall
per      Writedown         Fall          Delta
 52           0.00         0.00           0.00
 53          -0.00         0.00           0.00
 54           0.00         0.00           0.00
 55           0.00         0.00           0.00
 56          -0.00         0.00           0.00
 57           0.00         0.00           0.00
 58          -0.00         0.00           0.00
 59           0.00         0.00           0.00
 60          -0.00         0.00           0.00
 61          -0.00         0.00           0.00
 62          -0.00         0.00           0.00
 63          -0.00         0.00           0.00
 64          -0.00         0.00           0.00
 65          -0.00         0.00           0.00
 66           0.00         0.00           0.00
 67           0.00         0.00           0.00
 68           0.00         0.00           0.00
 69           0.00         0.00           0.00
 70          -0.00         0.00           0.00
 71          -0.00         0.00           0.00
 72           0.00         0.00           0.00
 73          -0.00         0.00           0.00
 74          -0.00         0.00           0.00
 75          -0.00         0.00           0.00
 76          -0.00         0.00           0.00
 77          -0.00         0.00           0.00
 78          -0.00         0.00           0.00
 79           0.00         0.00           0.00
 80           0.00         0.00           0.00
 81           0.00         0.00           0.00
 82          -0.00         0.00           0.00
 83          -0.00         0.00           0.00
 84          -0.00         0.00           0.00
 85           0.00         0.00           0.00
 86          -0.00         0.00           0.00
 87           0.00         0.00           0.00
 88          -0.00         0.00           0.00
 89          -0.00         0.00           0.00
 90           0.00         0.00           0.00
 91          -0.00         0.00           0.00
 92           0.00         0.00           0.00
 93          -0.00         0.00           0.00
 94           0.00         0.00           0.00
 95          -0.00         0.00           0.00
 96           0.00         0.00           0.00
 97           0.00         0.00           0.00
 98          -0.00         0.00           0.00
 99          -0.00         0.00           0.00
100           0.00         0.00           0.00
101          -0.00         0.00           0.00
102          -0.00         0.00           0.00
103           0.00         0.00           0.00



Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 12 14:55 1997  Page 3

December 12, 1997  02:55PM             Cashflow Report for ML97XL1_RED_GR Class A4                    Merrill Lynch Capital Markets
Settlement: December 01, 1997                                                                                           HyperStruct
------------------------------------------------------------------------------------------------------------------------------------
                 Scen. Name:pricing, 0.00 CPR, 0.00 % SDA (PSA1 method), 0.00 % prin losses, 12 mtr, no advances
------------------------------------------------------------------------------------------------------------------------------------

                                                   Net                                                Principal    Principal
                                  Notional      Coupon                                                    Short    Shortfall
per        date         Balance    Balance        Rate       Principal      Interest      Cashflow         Fall        Delta

104  08/15/2006     75071339.87       0.00    6.735000       283764.03     422930.52      706694.55        0.00         0.00
105  09/15/2006     74785816.51       0.00    6.735000       285523.36     421337.90      706861.26        0.00         0.00
106  10/15/2006     74498522.90       0.00    6.735000       287293.61     419735.40      707029.01        0.00         0.00
107  11/15/2006     74209448.07       0.00    6.735000       289074.83     418122.96      707197.79        0.00         0.00
108  12/15/2006     73918580.98       0.00    6.735000       290867.09     416500.53      707367.62        0.00         0.00
109  01/15/2007     73625910.51       0.00    6.735000       292670.47     414868.04      707538.51        0.00         0.00
110  02/15/2007     73331425.49       0.00    6.735000       294485.02     413225.42      707710.44        0.00         0.00
111  03/15/2007     73035114.66       0.00    6.735000       296310.83     411572.63      707883.46        0.00         0.00
112  04/15/2007     72736966.70       0.00    6.735000       298147.96     409909.58      708057.54        0.00         0.00
113  05/15/2007     72436970.22       0.00    6.735000       299996.48     408236.23      708232.71        0.00         0.00
114  06/15/2007     72135113.77       0.00    6.735000       301856.45     406552.50      708408.95        0.00         0.00
115  07/15/2007     71831385.81       0.00    6.735000       303727.96     404858.33      708586.29        0.00         0.00
116  08/15/2007            0.00       0.00    6.735000     71831385.81     403153.65    72234539.46        0.00         0.00


-------------------------------------------------------------

-------------------------------------------------------------

                       Interest       Interest
         Principal        Short      Shortfall
per      Writedown         Fall          Delta
104           0.00         0.00           0.00
105           0.00         0.00           0.00
106          -0.00         0.00           0.00
107           0.00         0.00           0.00
108          -0.00         0.00           0.00
109           0.00         0.00           0.00
110          -0.00         0.00           0.00
111           0.00         0.00           0.00
112           0.00         0.00           0.00
113          -0.00         0.00           0.00
114           0.00         0.00           0.00
115          -0.00         0.00           0.00
116           0.00         0.00           0.00



Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 09:55 1997   Page 1             MERRILL LYNCH & CO

Deal Name: ml97xl1_pxg_1216            CLASS IO - PRICE = 6-00

                                           MORTGAGE BALANCE....:    $848,482,929
                                           CLASS NOT. BALANCE..:    $751,574,263
                                           PROCEEDS............:     $45,676,883
                                           CREDIT SUPPORT(%)...:            0.0%
                                           CREDIT SUPPORT($)...:              $0
                                           MONTH DEFAULTS BEGIN:              24
                                           MONTH DEFAULTS END..:             360
                                           MONTHS TO RECOVERY..:              12
                                           SERVICER ADVANCES...:           P & I
                                           LOSS MODE...........:          P only
                                           SETTLEMENT DATE.....:      12/30/1997

                                 0% CPR for lockouts, yield maintenance then at indicated CPR

                 -----------------------------------------PREPAYMENTS---------------------------------------------
                           0 CPR                             loym_20                           loym_100

                 ----------0%/LOANS-----------     ----------0%/LOANS-----------     ----------0%/LOANS-----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    0 CDR    0      0.00    8.16    9.4    239        0.00    8.09    9.4    232        0.00    7.61    9.2    184
            35      0.00    8.16    9.4    239        0.00    8.09    9.4    232        0.00    7.61    9.2    184

                 ----------12%/LOANS----------     ----------12%/LOANS----------     ----------12%/LOANS----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    2 CDR    0     0.00     7.18    8.9    142        0.00    7.12    8.9    135        0.00    6.66    8.7     89
            35     4.37     6.86    8.9    109        4.37    6.79    8.9    103        4.34    6.30    8.7     54

                 ----------23%/LOANS----------     ----------23%/LOANS----------     ----------23%/LOANS----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    4 CDR    0     0.00     6.13    8.5     37        0.00    6.06    8.4     30        0.00    5.62    8.3   (13)
            35     8.16     5.51    8.5   (24)        8.16    5.44    8.4   (31)        8.11    4.94    8.3   (81)



                                                        Tsy Curve
                   Tsy        3m      6m     1yr     2yr     3yr     4yr     5yr     7yr    10yr    30yr
                   ---        --      --     ---     ---     ---     ---     ---     ---    ----    ----
                   Yield    5.20    5.40    5.46    5.67    5.69    5.71    5.74    5.75    5.77    5.96

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 10:03 1997   Page 1             MERRILL LYNCH & CO

Deal Name: ml97xl1_pxg_1216            CLASS IO - PRICE = 6-00

                                           MORTGAGE BALANCE....:    $848,482,929
                                           CLASS NOT. BALANCE..:    $751,574,263
                                           PROCEEDS............:     $45,676,883
                                           CREDIT SUPPORT(%)...:            0.0%
                                           CREDIT SUPPORT($)...:              $0
                                           MONTH DEFAULTS BEGIN:              24
                                           MONTH DEFAULTS END..:             360
                                           MONTHS TO RECOVERY..:              12
                                           SERVICER ADVANCES...:           P & I
                                           LOSS MODE...........:          P only
                                           SETTLEMENT DATE.....:      12/30/1997

                                 0% CPR for lockouts, then at indicated CPR

                 -----------------------------------------PREPAYMENTS---------------------------------------------
                           0 CPR                             20 CPR                            100 CPR

                 ----------0%/LOANS-----------     ----------0%/LOANS-----------     ----------0%/LOANS-----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    0 CDR    0      0.00    8.16    9.4    239        0.00    8.07    9.2    231        0.00    7.51    8.7    175
            35      0.00    8.16    9.4    239        0.00    8.07    9.2    231        0.00    7.51    8.7    175

                 ----------12%/LOANS----------     ----------11%/LOANS----------     ----------11%/LOANS----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    2 CDR    0     0.00     7.18    8.9    142        0.00    7.09    8.7    133        0.00    6.58    8.3     82
            35     4.37     6.86    8.9    109        3.98    6.82    8.7    106        3.68    6.24    8.3     48

                 ----------23%/LOANS----------     ----------21%/LOANS----------     ----------20%/LOANS----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    4 CDR    0     0.00     6.13    8.5     37        0.00    6.11    8.3     35        0.00    5.71    8.0    (4)
            35     8.16     5.51    8.5   (24)        7.45    5.53    8.3   (22)        6.90    5.08    8.0   (67)



                                                        Tsy Curve
                   Tsy        3m      6m     1yr     2yr     3yr     4yr     5yr     7yr    10yr    30yr
                   ---        --      --     ---     ---     ---     ---     ---     ---    ----    ----
                   Yield    5.20    5.40    5.46    5.67    5.69    5.71    5.74    5.75    5.77    5.96

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.

Dec 17 10:09 1997   Page 1             MERRILL LYNCH & CO

Deal Name: ml97xl1_pxg_1216            CLASS IO - PRICE = 6-00

                                           MORTGAGE BALANCE....:    $848,482,929
                                           CLASS NOT. BALANCE..:    $751,574,263
                                           PROCEEDS............:     $45,676,883
                                           CREDIT SUPPORT(%)...:            0.0%
                                           CREDIT SUPPORT($)...:              $0
                                           MONTH DEFAULTS BEGIN:              24
                                           MONTH DEFAULTS END..:             360
                                           MONTHS TO RECOVERY..:              12
                                           SERVICER ADVANCES...:           P & I
                                           LOSS MODE...........:          P only
                                           SETTLEMENT DATE.....:      12/30/1997

                                 0% CPR for lockouts, then at indicated CPR
                                 *** TSY UP 300BPS
                 -----------------------------------------PREPAYMENTS---------------------------------------------
                           0 CPR                             20 CPR                            100 CPR

                 ----------0%/LOANS-----------     ----------0%/LOANS-----------     ----------0%/LOANS-----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    0 CDR    0      0.00    8.16    9.4   (60)        0.00    7.78    9.2   (98)        0.00    6.73    8.7  (203)
            35      0.00    8.16    9.4   (60)        0.00    7.78    9.2   (98)        0.00    6.73    8.7  (203)

                 ----------12%/LOANS----------     ----------11%/LOANS----------     ----------11%/LOANS----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    2 CDR    0     0.00     7.18    8.9  (157)        0.00    6.76    8.7  (200)        0.00    5.69    8.3   (306)
            35     4.37     6.86    8.9  (190)        3.98    6.57    8.7  (218)        3.68    5.66    8.3   (309)

                 ----------23%/LOANS----------     ----------21%/LOANS----------     ----------20%/LOANS----------
            LS   C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD     C.LOSS%   YIELD    WAL   SPRD
--------------   -----------------------------     -----------------------------     -----------------------------
    4 CDR    0     0.00     6.13    8.5  (262)        0.00    5.70    8.3  (305)        0.00    4.66    8.0  (409)
            35     8.16     5.51    8.5  (324)        7.45    5.28    8.3  (347)        6.90    4.53    8.0  (422)


                                                        Tsy Curve
                   Tsy        3m      6m     1yr     2yr     3yr     4yr     5yr     7yr    10yr    30yr
                   ---        --      --     ---     ---     ---     ---     ---     ---    ----    ----
                   Yield    8.20    8.40    8.46    8.67    8.69    8.71    8.74    8.75    8.77    8.96

Investors should read the Underwriter's Statement which accompanies these Computational Materials. If the Statement is not attached please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

These Computational Materials have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future. The Computational Materials are intended to illustrate variations in yield on the Offered Certificates under such assumptions. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates.